UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10337

Name of Fund: BlackRock New York Municipal Income Trust (BNY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2011

Date of reporting period: 07/31/2011

Item 1 – Report to Stockholders

July 31, 2011

Annual Report

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Investment Quality Municipal Income Trust (RFA)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Investment Quality Municipal Trust Inc. (RNY)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	JULY 31, 2011

Dear Shareholder

Financial markets have been extremely volatile in the wake of the Standard & Poor’s downgrade of US Treasury debt. While the August 5 announcement was the catalyst for the market turmoil, weaker-than-expected economic data and Europe’s deepening financial crisis further compounded investor uncertainty as the future direction of the global economy became increasingly questionable. Although markets remain highly volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your mutual fund’s reporting period ended July 31, 2011. Accordingly, the below discussion is intended to provide you with additional perspective on the performance of your investments during that period.

During the summer of 2010, investors were in “risk-off” mode as the global economy was sputtering and the sovereign debt crisis was spreading across Europe. But markets were revived toward the end of the summer on positive economic news and robust corporate earnings. The global economy had finally gained traction and fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve (the “Fed”). Stock markets rallied even though the European debt crisis continued and inflationary pressures loomed over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions finally showed up in economic data. In the final month of the reporting period, the prolonged debt ceiling debate in Washington, DC led to a loss of confidence in policymakers. Stocks generally declined from May through the end of the period, but 6- and 12-month returns through the end of July remained in positive territory. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Although markets remain highly volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2011

	6-month	12-month
US large cap equities (S&P 500® Index)	1.46%	19.65%
US small cap equities (Russell 2000® Index)	2.63	23.92
International equities (MSCI Europe, Australasia, Far East Index)	0.93	17.17
Emerging market equities (MSCI Emerging Markets Index)	3.23	17.45
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.14
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	6.93	4.53
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.23	4.44
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	6.27	3.24
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	3.90	12.89

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended July 31, 2011

At the outset of the 12-month period, investor concerns were focused on the possibility of deflation and a double-dip in the US economy thus leading to a flatter municipal yield curve at that time as compared to July 31, 2011. From July through September 2010, rates moved lower (and prices higher) across the curve, reaching historic lows in August when the yield on 5-year issues touched 1.06%, the 10-year reached 2.18%, and the 30-year closed at 3.67%. However, the market took a turn in October amid a “perfect storm” of events that ultimately resulted in the worst quarterly performance for municipals since the Fed tightening cycle of 1994. Treasury yields lost support due to concerns over the US deficit and municipal valuations suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at the end of 2010. The BAB program opened the taxable market to municipal issuers, which had successfully alleviated supply pressure in the traditional tax-exempt marketplace, bringing down yields in that space.

Towards the end of the fourth quarter 2010, news about municipal finance troubles mounted and damaged confidence among retail investors. From mid-November through year end, weekly outflows from municipal mutual funds averaged over $2.5 billion. Political uncertainty surrounding the midterm elections and tax policies along with the expiration of the BAB program exacerbated the situation. These conditions combined with seasonal illiquidity sapped willful market participation from the trading community. December brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the BAB program was retired. This supply-demand imbalance led to wider quality spreads and higher yields.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in 2011. From mid-November, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June. Weak demand has been counterbalanced by lower supply in 2011. According to Thomson Reuters, year-to-date through July, new issuance was down 40% compared to the same period last year. Issuers have been reluctant to bring new deals to the market due to higher interest rates, fiscal policy changes and a reduced need for municipal borrowing. In this positive technical environment, the S&P/Investortools Main Municipal Bond Index gained 4.22% for the second quarter of 2011, its best second-quarter performance since 1992, and municipals outperformed most other fixed income asset classes for the quarter.

Municipals displayed an impressive degree of resiliency throughout the month of July as Moody’s Investors Service signaled that its potential downgrade of US government debt could also result in downgrades of a number of triple A-rated states and nearly 200 local general obligation issues. July also brought weaker US economic data. The housing market remained sluggish, fewer jobs were created and consumer confidence declined. US Treasury yields moved lower, dragging municipal yields down, which pushed bond prices up.

Overall, the municipal yield curve steepened during the period from July 31, 2010 to July 31, 2011. As measured by Thomson Municipal Market Data, yields on AAA quality-rated 30-year municipals rose 38 basis points (“bps”) to 4.35%, while yields for 5-year maturities rallied by 13 bps to 1.16%, and 10-year maturities increased by 10 bps to 2.67%. With the exception of the 2- to 5-year range, the yield spread between maturities increased over the past year, with the greatest increase seen in the 5- to 30-year range, where the spread widened by 51 bps, while overall the slope between 2- and 30-year maturities increased by 35 bps to 3.95%.

The fundamental picture for municipalities is improving as most states began their new fiscal year with a balanced budget. Austerity is the general theme across the country, while a small number of states continue to rely on the “kick the can” approach, using aggressive revenue projections and accounting gimmicks to close their shortfalls. As long as economic growth stays positive, tax receipts for states should continue to rise and lead to better credit fundamentals. BlackRock maintains a constructive view of the municipal market, recognizing that careful credit research and security selection remain imperative amid uncertainty in the economic environment.

     Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2011

Trust Summary as of July 31, 2011	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular US federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Trust returned (0.86)% based on market price and 4.05% based on net asset value (“NAV”). For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of (1.84)% based on market price and 3.16% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s slightly long duration posture benefited performance as bonds with longer maturities experienced the greatest price appreciation as the yield curve flattened amid the investor flight-to-quality in the latter half of the period. Increased exposure to inverse floating rate instruments (tender option bonds) while the municipal yield curve was historically steep boosted the Trust’s income accrual. Holdings of higher quality essential service revenue bonds had a positive impact on performance as investors favored these securities versus general obligation bonds and school district credits, which lagged due to budget concerns in California. Conversely, some widening of credit spreads, especially among California school district and health care issues, had a negative impact on returns. In addition, the Trust’s cash reserves detracted as cash underperformed longer maturity, coupon bonds as yields fell and spreads tightened.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2011 ($13.16)[1]	6.90%
Tax Equivalent Yield[2]	10.62%
Current Monthly Distribution per Common Share[3]	$0.0757
Current Annualized Distribution per Common Share[3]	$0.9084
Leverage as of July 31, 2011[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“AMPS”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$13.16	$14.21	(7.39)%	$14.99	$12.02
Net Asset Value	$13.88	$14.28	(2.80)%	$14.88	$12.17

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
County/City/Special District/School District	39%	37%
Utilities	29	27
Health	11	9
Education	7	10
Transportation	7	6
State	5	7
Housing	2	3
Corporate	— [5]	1

[5]	Amount rounds to less than 1%.

Credit Quality Allocations[6]

	7/31/11	7/31/10
AAA/Aaa	11%	24%
AA/Aa	67	46
A	20	26
BBB/Baa	2	3
Not Rated	—	1[7]

[6]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[7]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010, the market value of these securities was $5,717,100, representing 1% of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2011	5

Trust Summary as of July 31, 2011	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per Common Share (the initial offering price per share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Trust returned 2.00% based on market price and 5.07% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of (3.65)% based on market price and 3.25% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust benefited from its exposure to pre-refunded bonds and escrow bonds, which performed well due to their shorter maturities when long-term interest rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Trust’s holdings in health care bonds detracted from performance due to the sector’s underperformance versus the broader municipal market in the first half of the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of July 31, 2011 ($13.91)[1]	4.83%
Tax Equivalent Yield[2]	7.43%
Current Monthly Distribution per Common Share[3]	$0.056
Current Annualized Distribution per Common Share[3]	$0.672
Leverage as of July 31, 2011[4]	34%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$13.91	$14.30	(2.73)%	$14.87	$13.01
Net Asset Value	$14.94	$14.91	0.20%	$15.40	$13.86

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
County/City/Special District/School District	46%	45%
Utilities	18	20
Health	12	12
State	11	10
Corporate	6	7
Transportation	4	2
Housing	2	3
Education	1	1

Credit Quality Allocations[5]

	7/31/11	7/31/10
AAA/Aaa	7%	32%
AA/Aa	40	19
A	23	23
BBB/Baa	12	7
BB/Ba	1	—
Not Rated[6]	17	19

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011 and July 31, 2010, the market value of these securities was $10,771,005, representing 8%, and $15,832,064, representing 13%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	JULY 31, 2011

Trust Summary as of July 31, 2011	BlackRock Investment Quality Municipal Income Trust

Trust Overview

BlackRock Investment Quality Municipal Income Trust’s (RFA) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008 allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Trust returned (0.66)% based on market price and 2.90% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (2.24)% based on market price and 4.19% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings in spread sectors, including housing and health care bonds, enhanced performance as these sectors provided a relatively high degree of incremental income in the low interest rate environment. In addition, the Trust’s holdings of premium coupon bonds (6% or higher) and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Trust’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. The surprise non-extension of the BAB program at the end of 2010 put additional upward pressure on the long end of the yield curve, where most of the BAB supply was issued.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RFA
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2011 ($11.65)[1]	7.21%
Tax Equivalent Yield[2]	11.09%
Current Monthly Distribution per Common Share[3]	$0.07
Current Annualized Distribution per Common Share[3]	$0.84
Leverage as of July 31, 2011[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$11.65	$12.60	(7.54)%	$13.20	$10.40
Net Asset Value	$11.77	$12.29	(4.23)%	$12.76	$10.54

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
Transportation	20%	19%
Utilities	20	19
County/City/Special District/School District	19	19
Health	17	17
State	8	10
Education	7	7
Housing	6	6
Corporate	2	2
Tobacco	1	1

Credit Quality Allocations[5]

	7/31/11	7/31/10
AAA/Aaa	8%	16%
AA/Aa	57	57
A	25	22
BBB/Baa	8	4
BB/Ba	1	—
Not Rated	1	1

[5]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	JULY 31, 2011	7

Trust Summary as of July 31, 2011	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008 allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Trust returned (1.86)% based on market price and 3.15% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (2.24)% based on market price and 4.19% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings in spread sectors, including corporate-backed municipal and health care bonds, enhanced performance as these sectors provided a relatively high degree of incremental income in the low interest rate environment. In addition, the Trust’s holdings of premium coupon bonds (6% or higher) and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Trust’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. The surprise non-extension of the BAB program at the end of 2010 put additional upward pressure on the long end of the yield curve, where most of the BAB supply was issued. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2011 ($12.74)[1]	7.10%
Tax Equivalent Yield[2]	10.92%
Current Monthly Distribution per Common Share[3]	$0.075375
Current Annualized Distribution per Common Share[3]	$0.904500
Leverage as of July 31, 2011[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$12.74	$13.90	(8.35)%	$14.60	$11.13
Net Asset Value	$13.40	$13.91	(3.67)%	$14.47	$11.82

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
Health	21%	24%
County/City/Special District/School District	19	19
Utilities	18	20
Transportation	16	17
State	9	9
Corporate	8	1
Education	7	9
Housing	1	1
Tobacco	1	—

Credit Quality Allocations[5]

	7/31/11	7/31/10
AAA/Aaa	10%	11%
AA/Aa	55	58
A	26	25
BBB/Baa	7	4
BB/Ba	1	—
Not Rated	1	2

[5]	Using the higher of S&P’s or Moody’s ratings.

8	ANNUAL REPORT	JULY 31, 2011

Trust Summary as of July 31, 2011	BlackRock New Jersey Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock New Jersey Investment Quality Municipal Trust Inc.’s (RNJ) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of investment grade New Jersey municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Trust returned (0.99)% based on market price and 4.63% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of (3.20)% based on market price and 3.20% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings in spread sectors, including housing, health care and corporate-backed municipal bonds, enhanced performance as these sectors provided a relatively high degree of incremental income in the low interest rate environment. In addition, the Trust’s holdings of premium coupon bonds (6% or higher) and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Trust’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. The surprise non-extension of the BAB program at the end of 2010 put additional upward pressure on the long end of the yield curve, where most of the BAB supply was issued.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RNJ
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2011 ($12.02)[1]	6.54%
Tax Equivalent Yield[2]	10.06%
Current Monthly Distribution per Common Share[3]	$0.0655
Current Annualized Distribution per Common Share[3]	$0.7860
Leverage as of July 31, 2011[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$12.02	$12.96	(7.25)%	$14.39	$10.94
Net Asset Value	$12.32	$12.57	(1.99)%	$13.01	$11.09

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
Education	19%	15%
Transportation	18	14
State	17	18
County/City/Special District/School District	13	8
Health	11	16
Corporate	10	10
Housing	9	11
Utilities	2	7
Tobacco	1	1

Credit Quality Allocations[5]

	7/31/11	7/31/10
AAA/Aaa	—	12%
AA/Aa	39%	28
A	42	27
BBB/Baa	10	21
BB/Ba	—	3
B	5	4
Not Rated[6]	4	5

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011 and July 31, 2010, the market value of these securities was $884,636, representing 4%, and $500,505, representing 3%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2011	9

Trust Summary as of July 31, 2011	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Trust returned 1.85% based on market price and 4.74% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of (3.20)% based on market price and 3.20% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings in spread sectors, including housing, health care and corporate-backed municipal bonds, enhanced performance as these sectors provided a relatively high degree of incremental income in the low interest rate environment. In addition, the Trust’s holdings of premium coupon bonds (6% or higher) and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Trust’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. The surprise non-extension of the BAB program at the end of 2010 put additional upward pressure on the long end of the yield curve, where most of the BAB supply was issued.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2011 ($14.10)[1]	6.73%
Tax Equivalent Yield[2]	10.35%
Current Monthly Distribution per Common Share[3]	$0.0791
Current Annualized Distribution per Common Share[3]	$0.9492
Leverage as of July 31, 2011[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$14.10	$14.82	(4.86)%	$16.02	$12.50
Net Asset Value	$14.07	$14.38	(2.16)%	$14.86	$12.72

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
State	22%	23%
Transportation	18	13
Health	15	18
Housing	13	19
County/City/Special District/School District	12	9
Education	11	8
Corporate	7	7
Utilities	1	2
Tobacco	1	1

Credit Quality Allocations[5]

	7/31/11	7/31/10
AAA/Aaa	5%	25%
AA/Aa	33	25
A	33	28
BBB/Baa	12	11
BB/Ba	5	2
B	3	3
Not Rated[6]	9	6

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011 and July 31, 2010, the market value of these securities was $13,046,133, representing 8%, and $4,086,005, representing 2%, respectively, of the Trust’s long-term investments.

10	ANNUAL REPORT	JULY 31, 2011

Trust Summary as of July 31, 2011	BlackRock New York Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock New York Investment Quality Municipal Trust Inc.’s (RNY) (the “Trust”) investment objective is to provide high current income exempt from regular federal, New York State and New York City income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Trust returned (2.14)% based on market price and 3.63% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of (0.55)% based on market price and 3.05% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Yields on the long end of the municipal yield curve were ultimately higher at the close of the period than where they started. Therefore, positive performance came mostly from the Trust’s exposure to higher-yielding sectors including housing, health care and corporate/industrial development bonds, which provided incremental income. The Trust also benefited from its exposure to lower-quality bonds, which, in addition to offering higher embedded yields, experienced some price appreciation due to spread compression during the period. The Trust was most heavily invested in tax-backed credits, where performance was moderately positive during the period. Low exposure to the short end of the yield curve and high-quality pre-refunded bonds proved beneficial as performance was weak in those issues. Detracting from performance was the Trust’s allocation to Puerto Rico credits, which underperformed New York issues during the period. Low exposure to tobacco, the strongest performing sector, was a disadvantage. The Trust’s holdings of higher education bonds hindered returns; however, we increased exposure to the sector despite its recent under-performance as these holdings help diversify the portfolio and we believe they will benefit the Trust during periods of scarce new-issue supply. For most of the period, the Trust maintained a slightly long duration bias and exposure to the long end of the yield curve, which also detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RNY
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2011 ($13.49)[1]	6.49%
Tax Equivalent Yield[2]	9.98%
Current Monthly Distribution per Common Share[3]	$0.073
Current Annualized Distribution per Common Share[3]	$0.876
Leverage as of July 31, 2011[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$13.49	$14.70	(8.23)%	$15.05	$12.39
Net Asset Value	$13.75	$14.15	(2.83)%	$14.66	$12.37

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
County/City/Special District/School District	25%	28%
Utilities	16	16
Health	14	10
Education	13	12
Corporate	11	12
State	9	10
Housing	7	7
Transportation	3	3
Tobacco	2	2

Credit Quality Allocations[5]

	7/31/11	7/31/10
AAA/Aaa	17%	24%
AA/Aa	26	19
A	28	38
BBB/Baa	14	6
BB/Ba	6	4
B	4	7
Not Rated	5 [6]	2

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011, the market value of these securities was $1,312,653, representing 5% of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2011	11

Trust Summary as of July 31, 2011	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2011, the Trust returned 0.94% based on market price and 4.39% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of (0.55)% based on market price and 3.05% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Yields on the long end of the municipal yield curve were ultimately higher at the close of the period than where they started. Therefore, positive performance came mostly from the Trust’s exposure to higher-yielding sectors including housing, health care and corporate/industrial development bonds, which provided incremental income. The Trust also benefited from its exposure to lower-quality bonds, which, in addition to offering higher embedded yields, experienced some price appreciation due to spread compression during the period. The Trust was most heavily invested in tax-backed credits, where performance was moderately positive during the period. Low exposure to the short end of the yield curve and high-quality pre-refunded bonds proved beneficial as performance was weak in those issues. Detracting from performance was the Trust’s allocation to Puerto Rico credits, which underperformed New York issues during the period. Low exposure to tobacco, the strongest performing sector, was a disadvantage. The Trust’s holdings of higher education bonds hindered returns; however, we increased exposure to the sector despite its recent underperformance as these holdings help diversify the portfolio and we believe they will benefit the Trust during periods of scarce new-issue supply. For most of the period, the Trust maintained a slightly long duration bias and exposure to the long end of the yield curve, which also detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2011 ($14.20)[1]	6.97%
Tax Equivalent Yield[2]	10.72%
Current Monthly Distribution per Common Share[3]	$0.0825
Current Annualized Distribution per Common Share[3]	$0.9900
Leverage as of July 31, 2011[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$14.20	$15.11	(6.02)%	$15.74	$12.97
Net Asset Value	$13.87	$14.27	(2.80)%	$14.67	$12.53

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/11	7/31/10
County/City/Special District/School District	18%	16%
Education	17	15
Transportation	17	14
Corporate	11	12
Housing	10	14
Utilities	10	12
State	7	8
Health	6	4
Tobacco	4	5

Credit Quality Allocations[5]

	7/31/11	7/31/10
AAA/Aaa	11%	23%
AA/Aa	33	19
A	27	29
BBB/Baa	20	16
BB/Ba	2	3
B	3	6
Not Rated[6]	4	4

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011 and July 31, 2010, the market value of these securities was $11,121,550, representing 4%, and $2,474,600, representing 1%, respectively, of the Trust’s long-term investments.

12	ANNUAL REPORT	JULY 31, 2011

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trusts issue AMPS, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s holders of Common Shares (“Common Shareholders”) will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues AMPS for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of AMPS based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the AMPS issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of AMPS (“AMPS Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays dividends to AMPS Shareholders on the higher short-term interest rate whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ AMPS does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAV positively or negatively in addition to the impact on Trust performance from leverage from AMPS discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with AMPS issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate AMPS issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue AMPS in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from AMPS and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2011, the Trusts had economic leverage from AMPS and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage
BFZ	42%
BFO	34%
RFA	40%
BBF	42%
RNJ	36%
BNJ	37%
RNY	36%
BNY	37%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	13

Schedule of Investments July 31, 2011	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 105.3%
Corporate — 0.2%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$680	$732,761
County/City/Special District/School District — 40.8%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	8,425	9,271,291
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.63%, 11/01/34	8,000	8,661,600
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	400	420,636
Cerritos Community College District, GO, Election of 2004, Series C, 5.25%, 8/01/31	3,000	3,158,070
City & County of San Francisco California, COP, Refunding, Series A, 5.00%, 10/01/31	7,730	7,814,489
City of Los Angeles, RB, Series A, 5.00%, 6/01/39	2,000	2,034,900
City of San Jose California, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	519,090
6.50%, 5/01/36	1,210	1,256,767
6.50%, 5/01/42	2,225	2,299,359
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,164,160
El Dorado Union High School District, GO, Election of 2008, 5.00%, 8/01/35	5,020	5,238,169
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,561,825
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,000	2,173,980
Long Beach Unified School District California, GO, Refunding, Election of 2008, Series A, 5.75%, 8/01/33	4,135	4,485,028
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 8/01/33	5,675	6,014,535
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/30	4,975	5,222,009
Modesto Irrigation District, COP, Capital Improvements, Series A:
5.75%, 10/01/29	3,000	3,194,760
5.75%, 10/01/34	180	185,953
Murrieta Valley Unified School District Public Financing Authority, Special Tax Bonds, Refunding, Series A (AGC), 5.13%, 9/01/26	1,000	1,029,940
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	6,000	6,395,460

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Orange County Sanitation District, COP (NPFGC), 5.00%, 2/01/33	$3,600	$3,630,708
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	2,000	2,105,840
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	2,000	2,030,880
Pittsburg Redevelopment Agency, Tax Allocation Bonds, Refunding, Subordinate, Los Medanos Community Project, Series A, 6.50%, 9/01/28	5,500	5,454,845
Pittsburg Unified School District, GO, Election of 2006, Series B (FSA), 5.50%, 8/01/34	2,000	2,105,540
Port of Oakland, Refunding RB, Series M (FGIC), 5.38%, 11/01/27	4,800	4,808,496
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,500	1,580,070
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	6,500	6,745,635
San Jose Financing Authority, Refunding RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/37	6,000	5,888,640
San Leandro Unified School District California, GO:
Election of 2006, Series B (AGM), 6.25%, 8/01/29	1,150	1,279,260
Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,236,470
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	3,735	3,758,381
5.00%, 8/01/38	3,520	3,499,338
Santa Ana Unified School District, GO, Election of 2008, Series A:
5.50%, 8/01/30	6,455	6,807,443
5.13%, 8/01/33	10,000	10,227,200
Santa Clara County Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	21,000	21,177,240
Santa Cruz County Redevelopment Agency California, Tax Allocation Bonds, Live Oak/Soquel Community Improvement, Series A:
6.63%, 9/01/29	1,000	1,093,750
7.00%, 9/01/36	1,700	1,846,098
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	2,250	2,427,750
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/33	4,000	4,368,680
Tustin Unified School District, GO, Election of 2008, Series B, 5.25%, 8/01/31	3,445	3,634,268

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FSA	Financial Security Assurance, Inc.
GO	General Obligation Bonds
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
ISD	Independent School District
LRB	Lease Revenue Bonds
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
VHA	Veterans Health Administration

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	$7,750	$8,617,767
		180,426,320
Education — 1.6%
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	6,708,296
University of California, RB, Series O, 5.38%, 5/15/34	460	482,485
		7,190,781
Health — 18.7%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare:
6.38%, 8/01/34	3,055	3,168,279
6.25%, 8/01/39	3,760	3,923,334
Series A, 6.00%, 8/01/30	2,250	2,376,450
California Health Facilities Financing Authority, RB:
Adventist Health System-West, Series A, 5.75%, 9/01/39	6,000	6,092,640
Catholic Healthcare West, Series J, 5.63%, 7/01/32	8,300	8,388,146
Providence Health, 6.50%, 10/01/18 (a)	25	32,510
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	1,000	1,061,350
Catholic Healthcare West, Series A, 6.00%, 7/01/34	4,400	4,628,888
Catholic Healthcare West, Series A, 6.00%, 7/01/39	2,500	2,620,125
Providence Health, 6.50%, 10/01/38	4,090	4,478,796
Sutter Health, Series B, 6.00%, 8/15/42	6,015	6,407,659
California Infrastructure & Economic Development Bank, RB, Kaiser Hospital Assistance I-LLC, Series A, 5.55%, 8/01/31	10,000	10,003,000
California Statewide Communities Development Authority, RB, Series A:
Health Facility Memorial Health Services, 5.50%, 10/01/33	8,310	8,371,245
Kaiser Permanente, 5.50%, 11/01/32	11,090	11,112,956
California Statewide Communities Development Authority, Catholic Healthcare West, Refunding RB:
Series B, 5.50%, 7/01/30	2,980	3,023,419
Series E, 5.50%, 7/01/31	4,255	4,304,018
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.00%, 7/15/34	2,250	2,452,455
		82,445,270
Housing — 0.9%
California Statewide Communities Development Authority, Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 3, Westgate Courtyards Apartments, Mandatory Put Bonds, AMT, 5.80%, 11/01/34 (b)	2,180	2,122,819
City of Los Angeles, Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 5, San Lucas Apartments, AMT, 5.95%, 11/01/34 (b)	2,035	1,992,163
		4,114,982

Municipal Bonds	Par (000)	Value
California (continued)
State — 8.9%
California State Public Works Board, RB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	$9,000	$9,608,490
Various Capital Projects-Sub-Series I-1, 6.38%, 11/01/34	2,475	2,627,856
State of California, GO, Various Purpose, 6.50%, 4/01/33	20,500	22,950,160
University of California, RB, Limited Project, Series D (NPFGC), 5.00%, 5/15/41	4,315	4,261,969
		39,448,475
Transportation — 12.0%
City of San Jose California, RB, Series A-1, AMT:
5.75%, 3/01/34	895	887,124
6.25%, 3/01/34	1,650	1,713,756
County of Orange California, RB, Series B, 5.75%, 7/01/34	8,000	8,531,600
County of Sacramento California, RB, Senior Series B, 5.75%, 7/01/39	1,850	1,906,259
Los Angeles Department of Airports, RB, Series A, 5.00%, 5/15/34	6,000	6,119,820
Los Angeles Department of Airports, Refunding RB, Los Angeles International Airport, Sub-Series C, 5.25%, 5/15/38	400	405,440
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	5,719,790
Palm Springs Unified School District, GO, Election of 2004, Series A (AGM), 5.00%, 8/01/31	11,625	11,935,271
Port of Oakland, RB, Series K, AMT (FGIC), 5.75%, 11/01/29	5,300	5,301,060
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	6,750	7,259,760
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,880	3,154,550
		52,934,430
Utilities — 22.2%
Anaheim Public Financing Authority, RB:
Anaheim Electric System Distribution, 5.25%, 10/01/39	1,500	1,540,860
Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	8,004,214
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/39	5,500	5,845,565
Calleguas-Las Virgines Public Financing Authority California, RB, Calleguas Municipal Water District Project, Series A (NPFGC), 5.13%, 7/01/32	5,475	5,617,076
City of Chula Vista California, San Diego Gas & Electric, Refunding RB:
Series D, 5.88%, 1/01/34	1,000	1,077,590
Series E, 5.88%, 1/01/34	6,500	7,004,335
City of Los Angeles California, Refunding RB, Sub-Series A, 5.00%, 6/01/32	4,000	4,153,160
City of Petaluma California, Refunding RB, 6.00%, 5/01/36	5,625	6,159,206
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	2,425	2,582,140
East Bay Municipal Utility District, RB, Series A (NPFGC), 5.00%, 6/01/32	4,660	4,863,269
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	11,215	11,582,179
Series A, 5.38%, 7/01/34	3,050	3,210,796

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	15

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
Los Angeles Department of Water & Power, Refunding RB, Power System, Sub-Series A-2, 5.00%, 7/01/30	$2,200	$2,237,400
San Diego Public Facilities Financing Authority, Refunding RB:
Senior Series A, 5.25%, 5/15/34	9,500	9,906,315
Series A, 5.25%, 8/01/38	3,255	3,372,603
San Francisco City & County Public Utilities Commission, RB:
Series A (NPFGC), 5.00%, 11/01/32	4,000	4,025,800
WSIP Sub-Series A, 5.00%, 11/01/37 (c)	5,695	5,809,128
San Francisco City & County Public Utilities Commission, Refunding RB, Series A, 5.00%, 11/01/35	10,625	10,832,931
		97,824,567
Total Municipal Bonds in California		465,117,586

Multi-State — 1.9%
Housing — 1.9%
Centerline Equity Issuer Trust (d)(e):
5.75%, 5/15/15	500	537,870
6.00%, 5/15/15	1,500	1,630,845
6.00%, 5/15/19	1,000	1,091,540
6.30%, 5/15/19	1,000	1,095,270
7.20%, 11/15/52	3,500	3,847,865
Total Municipal Bonds in Multi-State		8,203,390

Puerto Rico — 0.7%
County/City/Special District/School District — 0.7%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	3,000	3,242,550
Total Municipal Bonds — 107.9%		476,563,526

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

California — 63.2%
County/City/Special District/School District — 25.0%
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/32	8,000	8,200,000
Election of 2008, Series A, 6.00%, 8/01/33	20,131	22,428,136
Election of 2008, Series C, 5.25%, 8/01/39	12,900	13,561,125
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,038,850
Mount San Antonio Community College District California, GO, Election of 2001, Series C (AGM), 5.00%, 9/01/31	10,770	11,012,110
Ohlone Community College District, GO, Ohlone, Series B (AGM), 5.00%, 8/01/30	12,499	12,688,787
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,000	2,023,820
San Diego Community College District California, GO:
Election of 2002, 5.25%, 8/01/33	10,484	11,043,880
Election of 2006 (AGM), 5.00%, 8/01/32	9,000	9,277,470

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
California (concluded)
County/City/Special District/School District (concluded)
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series D, 5.00%, 8/01/32	$14,625	$14,998,354
		110,272,532
Education — 11.1%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	10,395	10,887,203
Grossmont Union High School District California, GO, Election of 2004, 5.00%, 8/01/33	13,095	13,241,388
San Mateo County Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/31	8,630	8,863,442
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	2,600	2,568,046
Series O, 5.75%, 5/15/34	12,300	13,300,482
		48,860,561
Utilities — 27.1%
California State Department of Water Resources, Refunding RB, Central Valley Project, Series AE, 5.00%, 12/01/29	7,000	7,488,320
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	3,000	3,041,700
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	3,000	3,058,710
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	18,200,996
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,998	16,168,584
System, Sub-Series A-2 (AGM), 5.00%, 7/01/35	2,000	2,025,140
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	11,467,438
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	14,700	14,983,122
Orange County Water District, COP, Refunding, 5.00%, 8/15/39	10,480	10,686,037
San Diego County Water Authority, COP, Refunding:
Series 2002-A (NPFGC), 5.00%, 5/01/32	5,292	5,331,206
Series 2008-A (AGM), 5.00%, 5/01/33	14,290	14,592,662
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,457	12,842,161
		119,886,076
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 63.2%		279,019,169
Total Long-Term Investments (Cost — $736,064,449) — 171.1%		755,582,695

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (g)(h)	2,720,243	2,720,243
Total Short-Term Securities (Cost — $2,720,243) — 0.6%		2,720,243
Total Investments (Cost — $738,784,692*) — 171.7%		758,302,938
Liabilities in Excess of Other Assets — (0.3)%		(1,396,156)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (32.6)%		(143,834,366)
AMPS, at Redemption Value — (38.8)%		(171,327,730)
Net Assets Applicable to Common Shares — 100.0%		$441,744,686

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$595,568,946
Gross unrealized appreciation	$22,075,580
Gross unrealized depreciation	(3,054,525)
Net unrealized appreciation	$19,021,055

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Variable rate security. Rate shown is as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America Merrill Lynch	$5,809,128	$171

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
BIF California Municipal Money Fund	26,178,133	(23,457,890)	2,720,243	$3,543

(h)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$755,582,695	—	$755,582,695
Short-Term Securities	$2,720,243	—	—	2,720,243
Total	$2,720,243	$755,582,695	—	$758,302,938

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	17

Schedule of Investments July 31, 2011	BlackRock Florida Municipal 2020 Term Trust (BFO)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 149.0%
Corporate — 8.6%
County of Escambia Florida, Refunding RB, Environment, Series A, AMT, 5.75%, 11/01/27	$4,000	$4,022,240
Hillsborough County IDA, Refunding RB, Tampa Electric Co. Project:
5.50%, 10/01/23	1,955	1,986,339
Series A, 5.65%, 5/15/18	1,000	1,144,100
		7,152,679
County/City/Special District/School District — 69.5%
Broward County School Board Florida, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,172,220
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	2,500	2,671,650
County of Hillsborough Florida, RB (AMBAC), 5.00%, 11/01/20	5,545	6,006,122
County of Miami-Dade Florida, RB, Sub-Series B (NPFGC), 5.63%, 10/01/32 (a)	7,560	1,794,215
County of Miami-Dade Florida, Refunding RB, Sub-Series A (NPFGC) (a):
5.33%, 10/01/19	5,365	3,480,919
5.31%, 10/01/20	10,000	5,989,100
County of Orange Florida, Refunding RB, Series A (NPFGC), 5.13%, 1/01/22	2,200	2,290,838
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	564,108
Hillsborough County School Board, COP (NPFGC), 5.00%, 7/01/27	1,000	1,012,380
Miami-Dade County Educational Facilities Authority Florida, RB, University of Miami, Series A (AMBAC), 5.00%, 4/01/24 (b)	1,000	1,111,370
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/21	4,000	4,388,440
Northern Palm Beach County Improvement District, RB, Water Control & Improvement:
Series 43, 6.10%, 8/01/21	195	192,990
Unit of Development No. 43, 6.10%, 8/01/11 (b)	2,735	2,763,198
Northern Palm Beach County Improvement District, Special Assessment Bonds, Refunding, Water Control & Improvement District No. 43, Series B (ACA):
4.50%, 8/01/22	1,000	860,080
5.00%, 8/01/31	1,000	820,820
Palm Beach County School District, COP, Refunding, Series D (AGM), 5.00%, 8/01/28	6,500	6,596,915
Sterling Hill Community Development District, Special Assessment Bonds, Series A, 6.10%, 5/01/23	3,705	3,423,568
Stevens Plantation Improvement Project Dependent Special District, RB, 6.38%, 5/01/13	2,425	2,176,971
Tolomato Community Development District, Special Assessment Bonds, 6.38%, 5/01/17	1,150	817,558
Village Center Community Development District, RB:
(NPFGC), 5.25%, 10/01/23	5,000	4,843,200
Sub-Series B, 6.35%, 1/01/18	2,000	2,008,300
Village Community Development District No. 5 Florida, Special Assessment Bonds, Series A, 6.00%, 5/01/22	1,100	1,115,180
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	1,000	652,890
		57,753,032
Education — 0.9%
Orange County Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	784,406

Municipal Bonds	Par (000)	Value
Florida (continued)
Health — 17.6%
Escambia County Health Facilities Authority, RB, Florida Health Care Facility Loan, VHA Program (AMBAC), 5.95%, 7/01/20	$416	$429,874
Halifax Hospital Medical Center, Refunding RB, Series A, 5.25%, 6/01/26	2,500	2,474,425
Highlands County Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,398,989
Hillsborough County IDA, RB, H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/22	1,500	1,550,775
Marion County Hospital District Florida, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/22	1,500	1,536,285
Orange County Health Facilities Authority, RB, Hospital, Adventist Health System, 5.63%, 11/15/32 (b)	4,450	4,785,664
Palm Beach County Health Facilities Authority, Refunding RB, Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,428,470
		14,604,482
Housing — 2.8%
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae), 4.70%, 7/01/22	1,065	1,076,747
Jacksonville Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae), 5.63%, 10/01/39	570	611,553
Manatee County Housing Finance Authority, RB, Series A, AMT (Fannie Mae), 5.90%, 9/01/40	575	624,341
		2,312,641
State — 15.0%
Florida Municipal Loan Council, RB:
CAB, Series A (NPFGC), 5.22%, 4/01/20 (a)	4,000	2,595,080
Series D (AGM), 5.00%, 10/01/19	1,050	1,179,538
Series D (AGM), 4.00%, 10/01/20	1,105	1,147,985
Series D (AGM), 4.00%, 10/01/21	500	514,180
Florida State Board of Education, GO, Public Education, Series J (AMBAC), 5.00%, 6/01/24	6,150	6,465,433
Florida State Board of Education, GO, Refunding, Public Education, Series I, 5.00%, 6/01/18	500	539,660
		12,441,876
Transportation — 6.5%
County of Lee Florida, Refunding RB, Series B (AMBAC):
5.00%, 10/01/20	2,250	2,336,670
5.00%, 10/01/22	3,000	3,082,080
		5,418,750
Utilities — 28.1%
City of Deltona Florida, RB (NPFGC), 5.00%, 10/01/23	1,095	1,123,240
City of Lakeland Florida, Refunding RB, 5.00%, 10/01/27	1,000	1,011,010
City of Marco Island Florida, RB (NPFGC):
5.25%, 10/01/21	1,000	1,067,350
5.00%, 10/01/22	2,000	2,094,100
5.00%, 10/01/23	1,375	1,424,445
City of Palm Coast Florida, RB (NPFGC):
5.00%, 10/01/22	1,770	1,807,860
5.00%, 10/01/23	1,485	1,512,116
5.00%, 10/01/24	1,500	1,523,490
County of Miami-Dade Florida, Refunding RB, System, Series B (AGM), 5.25%, 10/01/19	4,000	4,683,560

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Utilities (concluded)
Tohopekaliga Water Authority, RB, Series B (AGM):
5.00%, 10/01/22	$1,975	$2,106,812
5.00%, 10/01/23	1,180	1,258,753
Tohopekaliga Water Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/21	3,630	3,776,543
		23,389,279
Total Municipal Bonds in Florida		123,857,145

Puerto Rico — 1.4%
State — 1.4%
Commonwealth of Puerto Rico, GO, Public Improvement (AGM), 5.50%, 7/01/19	1,000	1,109,550

U.S. Virgin Islands — 1.2%
Corporate — 1.2%
Virgin Islands Public Finance Authority, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	1,000	987,660
Total Municipal Bonds — 151.6%		125,954,355

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Florida — 1.0%
Housing — 1.0%
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2 (Ginnie Mae), 6.00%, 9/01/40	750	826,770
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 1.0%		826,770
Total Long-Term Investments (Cost — $126,160,555) — 152.6%		126,781,125

Short-Term Securities	Shares
BIF Florida Municipal Money Fund, 0.00% (d)(e)	1,843,816	1,843,816
Total Short-Term Securities (Cost — $1,843,816) — 2.2%		1,843,816
Total Investments (Cost — $128,004,371*) — 154.8%		128,624,941
Liabilities in Excess of Other Assets — (2.5)%		(2,111,706)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.6)%		(500,874)
AMPS, at Redemption Value — (51.6)%		(42,900,915)
Net Assets Applicable to Common Shares — 100.0%		$83,111,446

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$127,480,901
Gross unrealized appreciation	$3,298,277
Gross unrealized depreciation	(2,654,237)
Net unrealized appreciation	$644,040

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
BIF Florida Municipal Money Fund	5,065,158	(3,221,342)	1,843,816	—

(e)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$126,781,125	—	$126,781,125
Short-Term Securities	$1,843,816	—	—	1,843,816
Total	$1,843,816	$126,781,125	—	$128,624,941

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	19

Schedule of Investments July 31, 2011	BlackRock Investment Quality Municipal Income Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alaska — 0.3%
Northern Tobacco Securitization Corp., RB, Series A, 5.00%, 6/01/46	$50	$32,999
California — 13.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	195	205,466
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	200	210,096
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	130	136,246
Sutter Health, Series B, 6.00%, 8/15/42	120	127,834
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/35	395	400,870
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	200	206,548
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	240	249,070
State of California, GO, Various Purpose, 6.00%, 3/01/33	185	202,099
		1,738,229
Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	155	159,909
Delaware — 1.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	175	176,356
Florida — 5.3%
Arborwood Community Development District, Special Assessment Bonds, Master Infrastructure Projects, Series B, 5.10%, 5/01/14	195	162,412
Manatee County Housing Finance Authority, RB, Series A, AMT (Ginnie Mae), 5.90%, 9/01/40	145	157,442
Village Center Community Development District, RB, Series A (NPFGC), 5.00%, 11/01/32	450	388,075
		707,929
Georgia — 4.6%
City of Atlanta Georgia, RB, Refunding, General, Series B, AMT, 5.00%, 1/01/29 (a)	45	45,335
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	500	565,735
		611,070
Illinois — 11.1%
City of Chicago Illinois, Refunding RB, General, Third Lien, Series C, 6.50%, 1/01/41	445	489,727
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	100	103,867
Illinois Finance Authority, RB, Navistar International, Recovery Zone, 6.50%, 10/15/40	75	77,081
Illinois Finance Authority, Refunding RB, Series A:
Carle Foundation, 6.00%, 8/15/41	250	252,242
Northwestern Memorial Hospital, 6.00%, 8/15/39	250	266,897
OSF Healthcare System, 6.00%, 5/15/39	150	152,546
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	100	103,605
6.00%, 6/01/28	30	30,896
		1,476,861

Municipal Bonds	Par (000)	Value
Indiana — 2.7%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	$335	$355,546
Iowa — 0.2%
Iowa Tobacco Settlement Authority, RB, Series C, 5.63%, 6/01/46	40	29,803
Kansas — 2.0%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.50%, 11/15/29	250	268,560
Kentucky — 4.2%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	100	101,916
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	220	237,659
Louisville/Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s HealthCare, 6.13%, 2/01/37	215	215,742
		555,317
Louisiana — 0.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	100	103,493
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32 (a)	190	204,296
Maryland — 1.1%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	145	143,066
Massachusetts — 7.4%
Massachusetts Development Finance Agency, Refunding RB, Trustees Deerfield Academy, 5.00%, 10/01/40	125	130,029
Massachusetts HFA, HRB, Series B, AMT, 5.50%, 6/01/41	220	220,288
Massachusetts HFA, Refunding HRB, Series F, AMT, 5.70%, 6/01/40	250	253,568
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	120	116,791
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	250	262,687
		983,363
Michigan — 7.4%
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	200	199,446
Lansing Board of Water & Light Utilities, RB, Series A, 5.50%, 7/01/41	130	137,743
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	250	263,412
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	325	375,209
		975,810
Nevada — 5.5%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	250	271,382
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	440	456,619
		728,001

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Income Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 6.1%
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc., Series A, AMT, 5.70%, 10/01/39	$175	$176,829
School Facilities Construction, Series AA, 5.50%, 12/15/29	250	265,392
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	165	169,494
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.88%, 12/15/38	190	203,895
		815,610
New York — 4.8%
New York City Municipal Water Finance Authority, RB, Second General Resolution, Series EE, 5.38%, 6/15/43	55	58,343
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	250	259,680
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	85	87,429
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	225	237,112
		642,564
Ohio — 0.3%
Buckeye Tobacco Settlement Financing Authority, RB, Senior Series A-2, 6.50%, 6/01/47	45	36,404
Pennsylvania — 10.6%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	300	321,105
Pennsylvania HFA, Refunding RB, Series 99A, AMT, 5.15%, 4/01/38	200	198,552
Pennsylvania Turnpike Commission, RB:
Sub-Series A, 5.63%, 12/01/31	275	289,779
Sub-Series A, 6.00%, 12/01/41	350	364,367
Sub-Series C (AGC), 6.25%, 6/01/38	215	237,788
		1,411,591
Texas — 14.2%
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.00%, 1/01/41	240	236,724
City of Houston Texas, Refunding RB, Series B, 5.25%, 9/01/27 (a)	260	263,809
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	140	155,467
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	250	278,383
Lower Colorado River Authority, RB, 5.75%, 5/15/28	120	127,447
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	250	265,293
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	280	293,521
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	250	263,435
		1,884,079
Virginia — 2.1%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	250	280,440
Total Municipal Bonds — 107.8%		14,321,296

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
California — 20.6%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	$300	$314,205
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	300	298,632
Los Angeles Community College District California, GO:
Election of 2008, Series C, 5.25%, 8/01/39	390	409,988
Series A, 6.00%, 8/01/33	700	779,528
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	60	60,466
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	615	646,880
University of California, RB, Series O, 5.75%, 5/15/34	210	227,081
		2,736,780
District of Columbia — 4.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30	195	217,458
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	300	318,737
		536,195
Florida — 4.1%
Hillsborough County Aviation Authority, RB, Series A, AMT (AGC), 5.50%, 10/01/38	280	277,556
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2 (Ginnie Mae), 6.00%, 9/01/40	240	264,566
		542,122
Illinois — 5.3%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	400	449,308
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	250	258,127
		707,435
Nevada — 4.1%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	500	548,210
New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	165	174,682
New Jersey — 2.3%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	300	305,556
New York — 6.4%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	240	263,753
Series FF-2, 5.50%, 6/15/40	255	272,718
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	300	314,769
		851,240
Ohio — 1.8%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	230	230,789
South Carolina — 4.1%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	510	543,186
Texas — 5.5%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	300	322,831
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	400	412,172
		735,003

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	21

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Income Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$130	$134,815
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39	240	240,830
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 62.4%		8,286,843
Total Long-Term Investments (Cost — $21,751,350) — 170.2%		22,608,139

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (c)(d)	302,911	302,911
Total Short-Term Securities (Cost — $302,911) — 2.3%		302,911
Total Investments (Cost — $22,054,261*) — 172.5%		22,911,050
Liabilities in Excess of Other Assets — (4.4)%		(590,195)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (33.6)%		(4,462,033)
AMPS, at Redemption Value — (34.4)%		(4,575,047)
Net Assets Applicable to Common Shares — 100.0%		$13,283,775

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$17,661,014
Gross unrealized appreciation	$995,029
Gross unrealized depreciation	(203,713)
Net unrealized appreciation	$791,316

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	$204,296	$3,031
National Financial Securities	$45,335	$904
Piper Jaffray	$263,809	$(68)

(b)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
FFI Institutional Tax-Exempt Fund	353,621	(50,710)	302,911	$377

(d)	Represents the current yield as of report date.

•	Financial futures contracts sold as of July 31,2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
5	10-Year US Treasury Note	Chicago Board of Trade	September 2011	$613,037	$(15,400)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$22,608,139	—	$22,608,139
Short-Term Securities	$302,911	—	—	302,911
Total	$302,911	$22,608,139	—	$22,911,050

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(15,400)	—	—	$(15,400)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments July 31, 2011	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alaska — 0.2%
Northern Tobacco Securitization Corp., RB, Asset Backed, Series A, 5.00%, 6/01/46	$330	$217,797
California — 14.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,355	1,427,723
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,315	1,381,381
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	890	932,765
St. Joseph Health System, 5.75%, 7/01/39	—	—
Grossmont Union High School District, GO, Election of 2008, Series B, 4.75%, 8/01/45	1,910	1,782,183
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/35	2,725	2,765,493
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,750	1,807,295
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,600	1,660,464
State of California, GO, Various Purpose, 6.00%, 3/01/33	1,275	1,392,848
		13,150,152
Colorado — 3.3%
City & County of Denver Colorado, Refunding RB, Series A, 5.25%, 11/15/36	1,810	1,847,666
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	1,095	1,129,679
		2,977,345
Delaware — 1.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,230	1,239,532
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, RB, Series A, 5.25%, 10/01/29	1,000	1,076,570
Florida — 3.1%
Escambia County Health Facilities Authority, RB, Florida Health Care Facility Loan, VHA Program (AMBAC), 5.95%, 7/01/20	579	597,693
Village Center Community Development District, RB, Series A (NPFGC), 5.00%, 11/01/32	1,795	1,547,990
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	1,000	652,890
		2,798,573
Georgia — 3.7%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	2,900	3,281,263
Illinois — 15.1%
Chicago Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	1,105	1,130,514
City of Chicago Illinois, Refunding RB, General, Third Lien, Series C, 6.50%, 1/01/41	2,955	3,252,007
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	1,685	1,750,159
Illinois Finance Authority, RB:
Navistar International, Recovery Zone, 6.50%, 10/15/40	510	524,153
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	1,600	1,788,784

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, Refunding RB, Series A:
Carle Foundation, 6.00%, 8/15/41	$1,000	$1,008,970
Northwestern Memorial Hospital, 6.00%, 8/15/39	1,900	2,028,421
OSF Healthcare System, 6.00%, 5/15/39	990	1,006,800
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	690	714,874
6.00%, 6/01/28	195	200,821
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	125	126,844
		13,532,347
Indiana — 2.6%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,210	2,345,539
Iowa — 0.2%
Iowa Tobacco Settlement Authority, RB, Asset Backed, Series C, 5.63%, 6/01/46	270	201,172
Kansas — 1.9%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.50%, 11/15/29	1,600	1,718,784
Kentucky — 4.2%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	660	672,646
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	1,500	1,620,405
Louisville/Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s HealthCare, 6.13%, 2/01/37	1,450	1,455,002
		3,748,053
Louisiana — 0.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	715	739,975
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32 (a)	1,270	1,365,555
Maryland — 1.1%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	985	971,860
Massachusetts — 2.0%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, 5.38%, 8/15/38	1,000	1,055,390
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	750	788,062
		1,843,452
Michigan — 5.4%
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,665	1,660,388
Lansing Board of Water & Light Utilities, RB, Series A, 5.50%, 7/01/41	915	969,497
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	1,000	1,053,650
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	995	1,148,718
		4,832,253

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	23

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nevada — 7.1%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	$1,600	$1,736,848
County of Clark Nevada, GO, Refunding, Transportation, Series A, 5.00%, 12/01/29	1,400	1,455,048
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	3,075	3,191,143
		6,383,039
New Jersey — 2.9%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,165	1,196,735
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.88%, 12/15/38	1,295	1,389,703
		2,586,438
New York — 8.5%
New York City Municipal Water Finance Authority, RB, Second General Resolution, Series EE, 5.38%, 6/15/43	385	408,404
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,500	1,558,080
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	605	622,285
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,409,998
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	1,510	1,591,283
		7,590,050
North Carolina — 2.6%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	2,735	2,324,941
Ohio — 0.3%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Series A-2, 6.50%, 6/01/47	295	238,646
Pennsylvania — 4.4%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	500	535,175
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	1,775	1,870,388
6.00%, 12/01/41	1,500	1,561,575
		3,967,138
Puerto Rico — 3.0%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,605	2,670,412
Texas — 17.8%
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.00%, 1/01/41	1,670	1,647,205
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	890	988,327
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	500	556,765
Houston Texas Hotel Occupancy, RB, Refunding, Series B, 5.25%, 9/01/27 (a)	1,800	1,826,370
Lower Colorado River Authority, RB:
5.75%, 5/15/28	810	860,269
5.50%, 5/15/33	2,000	2,113,526
North Texas Tollway Authority, RB:
Special Projects System, Series A, 5.50%, 9/01/41	1,670	1,772,154
System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,038,450
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,905	1,996,992

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	$2,980	$3,140,145
		15,940,203
Virginia — 1.2%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	1,000	1,121,760
Total Municipal Bonds — 110.2%		98,862,849

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 20.1%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	1,995	2,089,463
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	2,400	2,389,056
Los Angeles Community College District California, GO:
Election of 2008, Series C, 5.25%, 8/01/39	2,630	2,764,787
Series A, 6.00%, 8/01/33	3,898	4,343,085
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	400	403,108
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	4,214	4,433,493
University of California, RB, Series O, 5.75%, 5/15/34	1,500	1,622,010
		18,045,002
District Of Columbia — 3.9%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,395	1,555,662
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	1,799	1,912,421
		3,468,083
Florida — 8.4%
Jacksonville Economic Development Commission, RB, Mayo Clinic Jacksonville, Series B, 5.50%, 11/15/36	7,490	7,544,153
Illinois — 3.5%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	2,800	3,145,156
Nevada — 5.5%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,500	2,741,050
Series B, 5.50%, 7/01/29	1,994	2,167,536
		4,908,586
New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	1,094	1,159,255
New Jersey — 2.3%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	2,000	2,037,040
New York — 6.4%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	1,410	1,549,546
Series FF-2, 5.50%, 6/15/40	1,994	2,133,618
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	2,000	2,098,460
		5,781,624

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Ohio — 1.7%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	$1,560	$1,565,351
South Carolina — 2.1%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,755	1,869,198
Texas — 5.6%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	2,025	2,179,108
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	2,833,682
		5,012,790
Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	899	933,337
Wisconsin — 1.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	1,680	1,685,810
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 63.7%		57,155,385
Total Long-Term Investments (Cost — $151,252,212) — 173.9%		156,018,234

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (c)(d)	2,119,108	2,119,108
Total Short-Term Securities (Cost — $2,119,108) — 2.3%		2,119,108
Total Investments (Cost — $153,371,320*) — 176.2%		158,137,342
Liabilities in Excess of Other Assets — (3.9)%		(3,523,166)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.1)%		(30,638,088)
AMPS, at Redemption Value — (38.2)%		(34,250,572)
Net Assets Applicable to Common Shares — 100.0%		$89,725,516

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$123,256,374
Gross unrealized appreciation	$6,336,567
Gross unrealized depreciation	(2,072,637)
Net unrealized appreciation	$4,263,930

(a)	When-issued security. Unsettled when-issued transactions were as follows:

	Value	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	$1,365,555	$20,257
Piper Jaffray	$1,826,370	$(468)

(b)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
FFI Institutional Tax-Exempt Fund	4,963,552	(2,844,444)	2,119,108	$3,536

(d)	Represents the current yield as of report date.

•	Financial futures contracts sold as of July 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
43	10-Year US Treasury Note	Chicago Board of Trade	September 2011	$5,268,348	$(136,215)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for the financials statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust ‘s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$156,018,234	—	$156,018,234
Short-Term Securities	$2,119,108	—	—	2,119,108
Total	$2,119,108	$156,018,234	—	$158,137,342

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(136,215)	—	—	$(136,215)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	25

Schedule of Investments July 31, 2011	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 141.3%
Corporate — 15.5%
New Jersey EDA, RB, AMT (a):
Continental Airlines, Inc. Project, 7.00%, 11/15/30	$925	$925,472
Disposal Waste Management of New Jersey, Series A, Mandatory Put Bonds, 5.30%, 6/01/15	500	539,545
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	175	176,829
Salem County Utilities Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	300	304,731
		1,946,577
County/City/Special District/School District — 17.1%
City of Margate City New Jersey, GO, Improvement, 5.00%, 1/15/27	125	132,639
City of Perth Amboy New Jersey, GO, CAB (AGM), 4.50%, 7/01/34 (b)	100	96,104
Essex County Improvement Authority, RB, Newark Project, Series A (AGM):
5.00%, 11/01/20	190	197,113
6.00%, 11/01/30	275	292,636
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	300	339,849
5.50%, 10/01/29	260	292,716
Hudson County Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 4.52%, 12/15/32 (c)	1,000	258,260
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	340	354,875
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (d)(e)	200	18,000
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.13%, 6/15/24	150	155,176
		2,137,368
Education — 29.2%
New Jersey EDA, RB, School Facilities Construction:
Series CC-2, 5.00%, 12/15/31	200	203,722
Series CC-2, 5.00%, 12/15/32	200	202,708
Series S, 5.00%, 9/01/36	200	200,080
Series Y, 5.00%, 9/01/33	400	402,828
New Jersey EDA, Refunding RB, School Facilities, Series GG, 5.25%, 9/01/27	255	266,919
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series J, 5.25%, 7/01/38	100	102,088
Refunding Kean University, Series A, 5.50%, 9/01/36	240	251,304
New Jersey Educational Facilities Authority, Refunding RB:
Georgian Court University, Series D, 5.00%, 7/01/33	100	92,831
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	80	81,496
Rowan University, Series B (AGC), 5.00%, 7/01/24	255	273,064
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	175	200,261
New Jersey Higher Education Assistance Authority, Refunding RB, Series 1A:
5.00%, 12/01/25	65	65,703
5.00%, 12/01/26	50	50,472
5.13%, 12/01/27	200	204,134
5.25%, 12/01/32	300	303,615
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT, 5.75%, 12/01/29	240	244,094
Rutgers-State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	500	515,190
		3,660,509

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health — 18.1%
Burlington County Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	$150	$125,939
New Jersey EDA, RB, First Mortgage, Lions Gate Project, Series A:
5.75%, 1/01/25	60	55,001
5.88%, 1/01/37	110	94,235
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.80%, 11/01/31	500	486,030
Seabrook Village Inc. Facility, 5.25%, 11/15/26	140	123,431
New Jersey Health Care Facilities Financing Authority, RB:
AHS Hospital Corp., 6.00%, 7/01/41	230	241,744
Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	250	252,360
Meridian Health, Series I (AGC), 5.00%, 7/01/38	100	99,556
Virtua Health (AGC), 5.50%, 7/01/38	150	154,554
New Jersey Health Care Facilities Financing Authority, Refunding RB:
CAB, St. Barnabas Health, Series B, 5.89%, 7/01/30 (c)	500	142,110
CAB, St. Barnabas Health, Series B, 5.68%, 7/01/36 (c)	840	140,683
CAB, St. Barnabas Health, Series B, 5.74%, 7/01/37 (c)	900	139,599
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	250	212,035
		2,267,277
Housing — 13.7%
New Jersey State Housing & Mortgage Finance Agency, RB:
S/F Housing, Series CC, 5.00%, 10/01/34	210	211,048
S/F Housing, Series X, AMT, 4.85%, 4/01/16	500	513,140
S/F Housing, Series X, AMT, 5.05%, 4/01/18	215	224,359
Series A, 4.75%, 11/01/29	140	139,432
Series AA, 6.38%, 10/01/28	235	252,326
Series AA, 6.50%, 10/01/38	140	151,595
Newark Housing Authority, RB, South Ward Police Facility (AGC), 6.75%, 12/01/38	200	226,378
		1,718,278
State — 20.3%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	300	322,161
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	570	606,548
Newark Downtown District Management Corp., 5.13%, 6/15/37	100	86,918
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	500	522,450
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	300	323,091
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc., Project, Series B, AMT, 5.60%, 11/01/34	150	152,267
School Facilities Construction, Series AA, 5.50%, 12/15/29	200	212,314
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/28	100	108,952
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGC), 5.63%, 12/15/28	100	106,153
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	100	102,719
		2,543,573

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (continued)	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Tobacco — 1.1%
Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Refunding Bonds, Series 1A, 5.00%, 6/01/29	$170	$133,766
Transportation — 26.3%
Delaware River Port Authority of Pennsylvania and New Jersey, RB:
Port District Project, Series B (AGM), 5.70%, 1/01/22	400	400,660
Series D, 5.00%, 1/01/40	95	95,385
New Jersey State Turnpike Authority, RB, Series E, 5.25%, 1/01/40	300	306,456
New Jersey State Turnpike Authority, Refunding RB (AMBAC):
Series C, 6.50%, 1/01/16	160	190,325
Series C, 6.50%, 1/01/16 (f)	485	539,999
Series C-2005, 6.50%, 1/01/16 (f)	55	66,148
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
6.00%, 12/15/38	100	108,214
Series A, 6.00%, 6/15/35	450	499,158
Series A, 5.88%, 12/15/38	175	187,798
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/42	170	171,982
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	250	268,480
South Jersey Transportation Authority, RB, Series A (NPFGC), 4.50%, 11/01/35	490	455,107
		3,289,712
Total Municipal Bonds in New Jersey		17,697,060

Puerto Rico — 12.7%
County/City/Special District/School District — 3.8%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.00%, 8/01/42	250	261,295
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub-Series C, 6.00%, 8/01/39	205	215,170
		476,465
State — 6.1%
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (AMBAC), 4.37%, 7/01/37 (c)	795	124,990
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	250	267,713
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	365	374,165
		766,868
Utilities — 2.8%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/38	350	350,780
Total Municipal Bonds in Puerto Rico		1,594,113
Total Municipal Bonds — 154.0%		19,291,173

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New Jersey — 2.0%
Transportation — 2.0%
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	$240	$244,957
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.0%		244,957
Total Long-Term Investments (Cost — $19,798,402) — 156.0%		19,536,130

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund 0.00% (h)(i)	209,983	209,983
Total Short-Term Securities (Cost — $209,983) — 1.7%		209,983
Total Investments (Cost — $20,008,385*) — 157.7%		19,746,113
Liabilities in Excess of Other Assets — (1.3)%		(161,040)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.3)%		(160,038)
AMPS, at Redemption Value — (55.1)%		(6,900,115)
Net Assets Applicable to Common Shares — 100.0%		$12,524,920

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$19,839,610
Gross unrealized appreciation	$587,636
Gross unrealized depreciation	(841,050)
Net unrealized depreciation	$(253,414)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	Security is collateralized by municipal or US Treasury obligations.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
BIF New Jersey Municipal Money Fund	413,597	(203,614)	209,983	$208

(i)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	27

Schedule of Investments (concluded)	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

•	Financial futures contracts sold as of July 31,2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
	10-Year US	Chicago	September
5	Treasury Note	Board of Trade	2011	$ 613,037	$ (15,400)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$19,536,130	—	$19,536,130
Short-Term Securities	$209,983	—	—	209,983
Total	$209,983	$19,536,130	—	$19,746,113

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(15,400)	—	—	$(15,400)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments July 31, 2011	BlackRock New Jersey Municipal Income Trust (BNJ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 124.1%
Corporate — 10.8%
New Jersey EDA, RB, AMT (a):
Continental Airlines, Inc. Project, 7.00%, 11/15/30	$3,450	$3,451,760
Continental Airlines, Inc. Project, 7.20%, 11/15/30	2,000	2,002,160
Disposal Waste Management of New Jersey, Series A, 5.30%, 6/01/15	2,000	2,158,180
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	1,500	1,515,675
Salem County Utilities Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,437,848
		11,565,623
County/City/Special District/School District — 14.9%
City of Margate City New Jersey, GO, Improvement, 5.00%, 1/15/28	1,085	1,143,503
City of Perth Amboy New Jersey, GO, CAB (AGM) (b):
4.50%, 7/01/34	1,075	1,033,118
4.50%, 7/01/35	175	167,563
Essex County Improvement Authority, RB, Newark Project, Series A (AGM):
5.00%, 11/01/20	735	762,518
6.00%, 11/01/30	1,090	1,159,902
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,631,275
5.50%, 10/01/29	2,630	2,960,933
Hudson County Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,075,800
5.38%, 1/01/44	2,400	2,505,000
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (c)(d)	1,790	161,100
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	2,600	2,397,746
		15,998,458
Education — 16.9%
New Jersey EDA, RB, School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,525	1,553,380
New Jersey EDA, Refunding RB, School Facilities, Series GG, 5.25%, 9/01/27	1,800	1,884,132
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series J, 5.25%, 7/01/38	580	592,110
Refunding Kean University, Series A, 5.50%, 9/01/36	2,060	2,157,026
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,230	3,271,344
Fairleigh Dickinson University, Series C, 6.00%, 7/01/20	1,000	1,047,020
Georgian Court University, Series D, 5.00%, 7/01/33 (e)	250	232,078
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	672,342
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	1,450	1,659,308

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Higher Education Assistance Authority, Refunding RB, Series 1A:
5.00%, 12/01/25	$535	$540,783
5.00%, 12/01/26	350	353,304
5.25%, 12/01/32	500	506,025
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT, 5.75%, 12/01/29	2,055	2,090,058
Rutgers-State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	1,500	1,545,570
		18,104,480
Health — 22.4%
Burlington County Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	1,000	839,590
New Jersey EDA, RB:
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	500	458,345
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	855	732,461
Masonic Charity Foundation Project, 5.50%, 6/01/31	875	879,935
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.75%, 11/01/24	4,050	4,022,541
Seabrook Village Inc. Facility, 5.25%, 11/15/26	1,790	1,578,153
New Jersey Health Care Facilities Financing Authority, RB:
AHS Hospital Corp., 6.00%, 7/01/37	900	950,931
AHS Hospital Corp., 6.00%, 7/01/41	1,045	1,098,358
Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,372,184
Kennedy Health System, 5.63%, 7/01/31	2,030	2,029,858
Meridian Health, Series I (AGC), 5.00%, 7/01/38	750	746,670
Virtua Health (AGC), 5.50%, 7/01/38	1,250	1,287,950
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Atlantic City Medical System, 5.75%, 7/01/25	1,255	1,269,809
CAB, St. Barnabas Health, Series B, 5.89%, 7/01/30 (f)	2,500	710,550
CAB, St. Barnabas Health, Series B, 5.68%, 7/01/36 (f)	7,700	1,289,596
CAB, St. Barnabas Health, Series B, 5.74%, 7/01/37 (f)	7,250	1,124,548
Robert Wood Johnson, 5.00%, 7/01/31	500	505,460
South Jersey Hospital, 5.00%, 7/01/46	1,650	1,541,579
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	750	636,105
		24,074,623
Housing — 16.0%
Middlesex County Improvement Authority, RB, AMT (Fannie Mae):
Administration Building Residential Project, 5.35%, 7/01/34	1,400	1,400,042
New Brunswick Apartments Rental Housing, 5.30%, 8/01/35	4,360	4,368,023

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	29

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Housing (concluded)
New Jersey State Housing & Mortgage Finance Agency, RB:
S/F Housing, Series CC, 5.00%, 10/01/34	$1,775	$1,783,857
S/F Housing, Series X, AMT, 4.85%, 4/01/16	1,750	1,795,990
Series A, 4.75%, 11/01/29	1,185	1,180,189
Series AA, 6.38%, 10/01/28	1,395	1,497,853
Series AA, 6.50%, 10/01/38	1,720	1,862,450
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.70%, 10/01/37	665	621,296
Newark Housing Authority, RB, South Ward Police Facility (AGC):
5.75%, 12/01/30	580	619,921
6.75%, 12/01/38	1,850	2,093,997
		17,223,618
State — 20.4%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 5.22%, 11/01/26 (f)	6,000	2,901,300
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series 1998B, AMT, 6.50%, 4/01/31	5,000	4,892,050
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,000	1,073,870
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,452,524
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	3,000	3,134,700
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,275	1,294,265
School Facilities Construction, Series AA, 5.50%, 12/15/29	2,000	2,123,140
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,562,825
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AGM), 4.85%, 12/15/32 (f)	4,000	1,076,760
Series A (AGC), 5.63%, 12/15/28	670	711,225
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	600	616,314
		21,838,973
Tobacco — 1.1%
Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Refunding Bonds, Series 1A, 5.00%, 6/01/29	1,470	1,156,684
Transportation — 21.1%
Delaware River Port Authority of Pennsylvania and New Jersey, RB:
Port District Project, Series B (AGM), 5.70%, 1/01/22	1,000	1,001,650
Series D, 5.00%, 1/01/40	800	803,240
New Jersey State Turnpike Authority, RB, Series E, 5.25%, 1/01/40	3,205	3,273,972
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
6.00%, 12/15/38	945	1,022,622
Series A, 6.00%, 6/15/35	3,845	4,265,028
Series A, 5.88%, 12/15/38	1,770	1,899,440
Series A (AGC), 5.50%, 12/15/38	1,000	1,044,260

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project, Series 6:
AMT (NPFGC), 5.75%, 12/01/22	$6,000	$5,966,940
6.00%, 12/01/42	1,430	1,446,674
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	1,750	1,879,360
		22,603,186
Utilities — 0.5%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 4.42%, 9/01/33 (f)	2,000	514,820
Total Municipal Bonds in New Jersey		133,080,465

Puerto Rico — 22.7%
County/City/Special District/School District — 3.9%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.00%, 8/01/42	2,250	2,351,655
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub, Series C, 6.00%, 8/01/39	1,740	1,826,321
		4,177,976
Housing — 4.2%
Puerto Rico Housing Finance Authority, RB, Mortgage-Backed Securities, Series B, AMT (Ginnie Mae), 5.30%, 12/01/28	2,260	2,260,429
Puerto Rico Housing Finance Authority, Refunding RB, Mortgage-Backed Securities, Series A (Ginnie Mae), 5.20%, 12/01/33	2,260	2,260,814
		4,521,243
State — 10.4%
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (AMBAC), 4.37%, 7/01/37 (f)	6,000	943,320
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	1,680	1,799,028
Puerto Rico Public Buildings Authority, RB, CAB, Series D (AMBAC) (b):
5.45%, 7/01/12	1,335	1,150,036
5.45%, 7/01/17	3,665	4,080,611
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	3,075	3,152,213
		11,125,208
Transportation — 2.3%
Puerto Rico Highway & Transportation Authority, Refunding RB:
Series AA-1 (AGM), 4.95%, 7/01/26	500	505,735
Series CC (AGC), 5.50%, 7/01/31	935	991,063
Series M, 5.00%, 7/01/32	1,000	957,430
		2,454,228
Utilities — 1.9%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/38	2,000	2,004,460
Total Municipal Bonds in Puerto Rico		24,283,115
Total Municipal Bonds — 146.8%		157,363,580

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New Jersey — 6.8%
State — 3.0%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	$3,000	$3,230,910
Transportation — 3.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	2,000	2,037,040
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	2,039	2,082,136
		4,119,176
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.8%		7,350,086
Total Long-Term Investments (Cost — $165,839,721) — 153.6%		164,713,666

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (h)(i)	5,114,806	5,114,806
Total Short-Term Securities (Cost — $5,114,806) — 4.8%		5,114,806
Total Investments (Cost — $170,954,527*) — 158.4%		169,828,472
Other Assets Less Liabilities — 0.3%		358,773
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.6)%		(3,860,674)
AMPS, at Redemption Value — (55.1)%		(59,100,593)
Net Assets Applicable to Common Shares– 100.0%		$107,225,978

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$166,951,702
Gross unrealized appreciation	$5,250,111
Gross unrealized depreciation	(6,232,637)
Net unrealized depreciation	$(982,526)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
BIF New Jersey Municipal Money Fund	5,032,609	82,197	5,114,806	$1,412

(i)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of July 31,2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
28	10-Year US Treasury Note	Chicago Board of Trade	September 2011	$3,428,416	$(90,834)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$164,713,666	—	$164,713,666
Short-Term Securities	$5,114,806	—	—	5,114,806
Total	$5,114,806	$164,713,666	—	$169,828,472

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(90,834)	—	—	$(90,834)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	31

Schedule of Investments July 31, 2011	BlackRock New York Investment Quality Municipal Trust Inc. (RNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 89.4%
Corporate — 11.0%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$130	$127,738
Essex County Industrial Development Agency New York, RB, International Paper Co., Series A, AMT, 6.63%, 9/01/32	100	104,881
Jefferson County Industrial Development Agency New York, Refunding RB, Solid Waste, Series A, AMT, 5.20%, 12/01/20	150	147,920
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	800	823,400
7.75%, 8/01/31	300	309,507
New York Liberty Development Corp., RB, Goldman Sachs Headquarters:
5.25%, 10/01/35	550	548,762
5.50%, 10/01/37	200	205,038
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project,
LaGuardia, AMT, 9.13%, 12/01/15	790	798,690
		3,065,936
County/City/Special District/School District — 24.8%
Amherst Development Corp., RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM):
4.38%, 10/01/30	250	240,405
4.63%, 10/01/40	275	250,990
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	1,200	1,097,520
(NPFGC), 4.50%, 2/15/47	60	50,651
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 5.86%, 3/01/35 (b)	400	101,712
CAB, Yankee Stadium (AGC), 6.20%, 3/01/45 (b)	345	45,250
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	105,830
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	650	549,997
Yankee Stadium (FGIC), 5.00%, 3/01/46	100	89,748
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	150	155,808
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	685	674,026
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project:
5.63%, 7/15/47	1,100	1,112,881
6.38%, 7/15/49	100	102,857
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	100	101,763
Saint Lawrence County Industrial Development Agency, RB, Clarkson University Project, 6.00%, 9/01/34	150	159,563
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.00%, 10/15/32	2,000	2,052,920
		6,891,921
Education — 12.9%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (c)(d):
7.00%, 5/01/25	95	23,760
7.00%, 5/01/35	60	15,007
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	100	97,995

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	$100	$98,753
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	150	157,761
Cornell University, Series A, 5.00%, 7/01/40	100	103,340
Fordham University, Series A, 5.50%, 7/01/36	50	52,174
New School University (AGM), 5.50%, 7/01/43	200	207,264
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	250	278,195
Rochester Institute of Technology, Series A, 6.00%, 7/01/33	175	189,700
University of Rochester, Series A, 5.13%, 7/01/39	200	203,970
University of Rochester, Series A, 5.75%, 7/01/39 (e)	175	154,007
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	75	78,940
Skidmore College, Series A, 5.25%, 7/01/30	250	265,275
Teachers College, 5.50%, 3/01/39	200	207,392
Schenectady County Industrial Development Agency, Refunding RB, Union College Project, 5.00%, 7/01/31	400	401,020
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	100	100,910
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	50	52,859
Trust for Cultural Resources, RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	375	365,287
Carnegie Hall, 5.00%, 12/01/39	150	150,802
Juilliard School, 5.00%, 1/01/39	250	256,852
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	125	129,893
		3,591,156
Health — 13.8%
Dutchess County Local Development Corp., Refunding RB, Health Quest System Inc., Series A, 5.75%, 7/01/30	150	155,715
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	100	81,459
Monroe County Industrial Development Corp., RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	100	105,140
New York State Dormitory Authority, MRB, Hospital, Lutheran Medical (NPFGC), 5.00%, 8/01/31	250	251,005
New York State Dormitory Authority, RB:
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	75	79,853
New York University Hospital Center, Series A, 5.75%, 7/01/31	100	103,233
New York University Hospital Center, Series A, 5.00%, 7/01/36	500	482,715
New York University Hospital Center, Series B, 5.63%, 7/01/37	150	152,595
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	175	176,412
North Shore-Long Island Jewish Health System, Series A, 5.75%, 5/01/37	250	255,938

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (continued)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Health (concluded)
New York State Dormitory Authority, Refunding RB:
Kateri Residence, 5.00%, 7/01/22	$1,000	$1,028,750
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	140	143,437
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	150	152,064
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	100	99,492
Saratoga County Industrial Development Agency New York, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	100	97,734
Suffolk County Industrial Development Agency New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	115	105,277
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien, Series B, 6.00%, 11/01/30	100	103,067
Westchester County Industrial Development Agency New York, MRB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	250	248,145
		3,822,031
Housing — 6.7%
New York City Housing Development Corp., RB:
Series A (Ginnie Mae), 5.25%, 5/01/30	1,000	1,012,700
Series B1, AMT, 5.15%, 11/01/37	250	248,200
Series J-2-A, AMT, 4.75%, 11/01/27	500	487,960
New York Mortgage Agency, Refunding RB, Series 143, AMT, 4.90%, 10/01/37	100	95,180
		1,844,040
State — 5.9%
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	150	165,135
Series C, 5.00%, 12/15/31	150	156,377
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	200	201,434
New York State Dormitory Authority, Refunding RB, State University Educational Facilities, Series A (AMBAC), 5.25%, 5/15/15	1,005	1,123,479
		1,646,425
Transportation — 3.1%
Hudson Yards Infrastructure Corp., RB, Series A (AGM), 5.00%, 2/15/47	160	153,014
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	250	289,185
Port Authority of New York & New Jersey, RB:
Consolidated, 116th Series, 4.13%, 9/15/32	125	120,631
JFK International Air Terminal, 6.00%, 12/01/42	150	151,749
Triborough Bridge & Tunnel Authority, RB, General Purpose, Series A (NPFGC), 5.00%, 1/01/32	155	155,504
		870,083
Utilities — 11.2%
Albany Municipal Water Finance Authority, RB, Series B (NPFGC), 5.00%, 12/01/33	1,000	1,000,650
New York City Municipal Water Finance Authority, RB:
Second General Resolution, Series HH, 5.00%, 6/15/32	900	948,744
Series B, 5.00%, 6/15/36	150	152,981
Series C, 5.13%, 6/15/33	1,000	1,008,270
		3,110,645
Total Municipal Bonds in New York		24,842,237

Municipal Bonds	Par (000)	Value
Guam — 1.2%
State — 0.4%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	$100	$103,167
Tobacco — 0.3%
Guam Economic Development & Commerce Authority, Refunding RB, Tobacco Settlement Asset Backed, 5.63%, 6/01/47	100	84,867
Utilities — 0.5%
Guam Government Waterworks Authority, Refunding RB, Water, 5.88%, 7/01/35	150	145,956
Total Municipal Bonds in Guam		333,990

Puerto Rico — 6.4%
County/City/Special District/School District — 3.2%
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A, 4.99%, 8/01/32 (b)	750	195,667
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.76%, 8/01/41 (b)	550	78,491
		274,158
Housing — 0.2%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	50	50,930
State — 3.3%
Commonwealth of Puerto Rico, GO, Refunding, Sub-Series C-7 (NPFGC), 6.00%, 7/01/28	250	262,825
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (AMBAC), 6.40%, 7/01/44 (b)	395	37,217
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	600	615,066
		915,108
Tobacco — 1.5%
Children’s Trust Fund, Refunding RB, Asset-Backed, 5.63%, 5/15/43	500	427,855
Transportation — 0.4%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series AA-1 (AGM), 4.95%, 7/01/26	100	101,147
Total Municipal Bonds in Puerto Rico		1,769,198
Total Municipal Bonds — 97.0%		26,945,425

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New York — 4.1%
Utilities — 4.1%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	105	115,392
New York City Municipal Water Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	1,000	1,028,340
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 4.1%		1,143,732
Total Long-Term Investments (Cost — $27,849,059) — 101.1%		28,089,157

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	33

Schedule of Investments (concluded)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (g)(h)	88,605	$88,605
Total Short-Term Securities (Cost — $88,605) — 0.3%		88,605
Total Investments (Cost — $27,937,664*) — 101.4%		28,177,762
Other Assets Less Liabilities — 35.7%		194,678
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.1)%		(570,180)
AMPS, at Redemption Value — (35.0)%		(9,725,205)
Net Assets Applicable to Common Shares– 100.0%		$18,077,055

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$27,366,167
Gross unrealized appreciation	$242,461
Gross unrealized depreciation	(840)
Net unrealized appreciation	$241,621

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
BIF New York Municipal Money Fund	177,010	(88,405)	88,605	—

(h)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of July 31,2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
5	30-Year US Treasury Bond	Chicago Board of Trade	September 2011	$622,842	$(17,783)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$28,089,157	—	$28,089,157
Short-Term Securities	$88,605	—	—	88,605
Total	$88,605	$28,089,157	—	$28,177,762

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(17,783)	—	—	$(17,783)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments July 31, 2011	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 130.9%
Corporate — 16.9%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$1,000	$982,600
Essex County Industrial Development Agency New York, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	576,846
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	3,200	3,293,600
7.75%, 8/01/31	4,000	4,126,760
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	6,850	6,834,587
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	7,250	7,329,750
Suffolk County Industrial Development Agency New York, RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	7,000	6,984,600
		30,128,743
County/City/Special District/School District — 26.9%
Amherst Development Corp., RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,003,959
Buffalo & Erie County Industrial Land Development Corp., RB, Buffalo State College Foundation Housing Corp., 5.38%, 10/01/41	140	140,146
City of New York, GO, Series A-1, 5.00%, 8/01/35 (b)	1,000	1,035,030
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	750	792,945
Series C, 5.38%, 3/15/12 (c)	5,000	5,163,550
Series D, 5.38%, 6/01/12 (c)	15	15,651
Series D, 5.38%, 6/01/32	3,985	4,090,563
Sub-Series G-1, 6.25%, 12/15/31	500	569,865
Sub-Series I-1, 5.38%, 4/01/36	1,750	1,839,040
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	7,425	6,790,905
(NPFGC), 4.50%, 2/15/47	970	818,855
Metropolitan Transportation Authority, RB, Transportation, Series D, 5.00%, 11/15/34	800	799,944
New York City Industrial Development Agency, RB:
CAB, Yankee Stadium, PILOT, 6.20%, 3/01/45 (d)	1,500	196,740
CAB, Yankee Stadium, PILOT (AGC), 6.07%, 3/01/42 (d)	1,960	314,678
Marymount School of New York Project (ACA), 5.13%, 9/01/21	750	765,757
Marymount School of New York Project (ACA), 5.25%, 9/01/31	500	501,445
Queens Baseball Stadium, PILOT (AGC), 6.38%, 1/01/39	150	158,745
Queens Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/36	4,900	4,203,220
Queens Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/39	500	423,075
Royal Charter, New York Presbyterian (AGM), 5.25%, 12/15/32	1,550	1,570,057
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	650	675,168
Series S-2 (NPFGC), 4.25%, 1/15/34	1,700	1,582,037
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	250	249,632
5.00%, 11/15/44	9,660	9,505,247

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project:
5.63%, 7/15/47	$2,000	$2,023,420
6.38%, 7/15/49	1,200	1,234,284
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	763,222
New York State Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	395	401,158
Saint Lawrence County Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	275	274,090
		47,902,428
Education — 26.2%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (e)(f):
7.00%, 5/01/25	910	227,600
7.00%, 5/01/35	590	147,565
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	875	857,456
Dutchess County Industrial Development Agency New York, Refunding RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	7,000	6,080,620
Madison County Industrial Development Agency New York, RB:
Colgate University Project, Series B, 5.00%, 7/01/33	2,000	2,019,240
Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	275	250,465
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,150,472
New York City Trust for Cultural Resources, Refunding RB, Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,052,840
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	164,212
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	800,700
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	220,865
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,033,400
Mount Sinai School of Medicine, 5.13%, 7/01/39	2,000	2,001,840
New School University:
(AGM), 5.50%, 7/01/43	1,950	2,020,824
(NPFGC), 5.00%, 7/01/41	7,500	7,396,575
New York University (AMBAC):
Series 1, 5.50%, 7/01/40	2,190	2,436,988
Series 2, 5.00%, 7/01/41	4,000	3,981,360
Series A, 5.00%, 7/01/37	1,000	1,015,310
Rochester Institute of Technology, Series A, 6.00%, 7/01/33	1,000	1,084,000
University of Rochester:
Series A, 5.13%, 7/01/39	850	866,872
Series A, 5.75%, 7/01/39 (g)	650	572,026
Series B, 5.00%, 7/01/39	500	501,155

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	35

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	$475	$499,952
Skidmore College, Series A, 5.00%, 7/01/27	190	202,065
Skidmore College, Series A, 5.00%, 7/01/28	75	79,264
Skidmore College, Series A, 5.25%, 7/01/29	85	90,896
Teachers College, 5.50%, 3/01/39	450	466,632
Yeshiva University, 5.00%, 9/01/34	275	280,115
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	1,000	1,009,100
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	740,026
Trust for Cultural Resources, RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	2,250	2,191,725
Juilliard School, 5.00%, 1/01/39	2,100	2,157,561
Westchester County Industrial Development Agency New York, RB, Windward School Civic Facility (Radian), 5.25%, 10/01/31	2,500	2,391,925
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	625	649,463
		46,641,109
Health — 9.1%
Dutchess County Local Development Corp., Refunding RB, Health Quest System Inc., Series A, 5.75%, 7/01/40	300	302,901
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	500	407,295
Monroe County Industrial Development Corp., RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,103,970
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	750	760,522
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	213,210
New York University Hospital Center, Series A, 5.00%, 7/01/36	2,890	2,790,093
New York University Hospital Center, Series A, 6.00%, 7/01/40	500	514,575
New York University Hospital Center, Series B, 5.63%, 7/01/37	530	539,169
North Shore-Long Island Jewish Health System, 5.50%, 5/01/13 (c)	2,000	2,180,580
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	1,775	1,789,324
Nysarc Inc., Series A, 6.00%, 7/01/32	575	612,208
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,419,002
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	1,100	1,115,136
Suffolk County Industrial Development Agency New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	1,175	1,075,654
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien, Series B, 6.00%, 11/01/30	375	386,501
Westchester County Industrial Development Agency New York, MRB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	1,000	992,580
		16,202,720

Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 4.9%
New York Mortgage Agency, Refunding RB, AMT:
Homeowner Mortgage, Series 97, 5.50%, 4/01/31	$1,905	$1,905,248
Series 101, 5.40%, 4/01/32	4,465	4,465,714
New York State HFA, RB, Highland Avenue Senior Apartments, Series A AMT (SONYMA), 5.00%, 2/15/39	1,500	1,354,920
Yonkers EDC, Refunding RB, Riverview II (Freddie Mac), 4.50%, 5/01/25	1,000	999,940
		8,725,822
State — 4.2%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	660,540
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	1,850	1,863,265
New York State Dormitory Authority, RB, Mental Health Services Facilities Improvement, Series B (AMBAC), 5.00%, 2/15/35	4,855	4,887,771
		7,411,576
Tobacco — 6.8%
New York Counties Tobacco Trust III, RB, Tobacco Settlement Pass-Thru, Turbo, 6.00%, 6/01/43	6,700	5,784,981
Rensselaer Tobacco Asset Securitization Corp., RB, Asset-Backed, Series A, 5.75%, 6/01/43	2,500	2,080,000
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 8/15/43	5,000	4,158,850
		12,023,831
Transportation — 25.6%
Hudson Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	1,000	956,340
Series A (AGM), 5.00%, 2/15/47	1,000	956,340
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	1,000	1,156,740
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.13%, 1/01/29	2,000	2,011,100
Series A, 5.00%, 11/15/30	12,000	12,162,840
Series A, 5.13%, 11/15/31	8,000	8,040,640
Transportation, Series F (NPFGC), 5.00%, 11/15/31	1,000	1,003,530
New York City Industrial Development Agency, RB, Airis JFK I LLC Project, Series A, AMT, 5.50%, 7/01/28	9,000	7,878,870
Port Authority of New York & New Jersey, RB:
Consolidated, 116th Series, 4.13%, 9/15/32	500	482,525
Consolidated, 124th Series, AMT, 5.00%, 8/01/36	2,000	2,000,000
JFK International Air Terminal, 6.00%, 12/01/42	1,000	1,011,660
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 6.25%, 12/01/13	1,000	1,049,880
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 5.75%, 12/01/22	7,000	6,961,430
		45,671,895

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities — 10.3%
Long Island Power Authority, RB, General, Series C (CIFG), 5.25%, 9/01/29	$2,000	$2,184,220
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	4,000	4,294,240
New York City Municipal Water Finance Authority, RB:
Second General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	4,300	4,532,888
Series B, 5.00%, 6/15/36	750	764,902
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,056,450
Series D, 5.00%, 6/15/39	5,000	5,103,850
New York State Environmental Facilities Corp., RB, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	350	363,248
		18,299,798
Total Municipal Bonds in New York		226,046,492

Guam — 0.9%
State — 0.6%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	970	1,000,720
Utilities — 0.3%
Guam Government Waterworks Authority, Refunding RB, Water, 5.88%, 7/01/35	600	583,824
Total Municipal Bonds in Guam		1,584,544

Puerto Rico — 10.3%
County/City/Special District/School District — 1.1%
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.40%, 8/01/32 (d)	1,685	439,600
First Sub-Series A (AGM), 5.00%, 8/01/40	1,000	987,920
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.77%, 8/01/41 (d)	3,500	499,485
		1,927,005
Housing — 1.7%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,000	3,055,800

Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
State — 6.4%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	$2,750	$2,944,837
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series D:
5.25%, 7/01/12 (c)	3,400	3,554,870
5.25%, 7/01/36	1,600	1,518,992
Puerto Rico Public Finance Corp., RB, Commonwealth Appropriation, Series E, 5.50%, 2/01/12 (c)	1,000	1,026,680
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,000	2,050,220
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.98%, 8/01/43 (d)	2,500	311,225
		11,406,824
Transportation — 0.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series AA-1 (AGM), 4.95%, 7/01/26	250	252,868
Utilities — 0.9%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/38	1,100	1,106,424
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/29	500	504,615
		1,611,039
Total Municipal Bonds in Puerto Rico		18,253,536
Total Municipal Bonds — 142.1%		252,846,002

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
New York — 12.2%
Housing — 8.7%
New York Mortgage Agency, RB, 31st Series A, AMT, 5.30%, 10/01/31	15,500	15,500,930
Utilities — 3.5%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	1,200	1,318,762
Series FF-2, 5.50%, 6/15/40	810	866,281
New York City Municipal Water Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	4,000	4,113,360
		6,298,403
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 12.2%		21,799,333
Total Long-Term Investments (Cost — $275,842,427) — 154.3%		274,645,335

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	37

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (i)(j)	10,549,049	$10,549,049
Total Short-Term Securities (Cost — $10,549,049) — 5.9%		10,549,049
Total Investments (Cost — $286,391,476*) — 160.2%		285,194,384
Liabilities in Excess of Other Assets — (1.8)%		(1,603,676)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.2)%		(11,096,166)
AMPS, at Redemption Value — (52.2)%		(94,501,629)
Net Assets Applicable to Common Shares– 100.0%		$177,992,913

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$274,586,199
Gross unrealized appreciation	$6,891,543
Gross unrealized depreciation	(7,372,832)
Net unrealized depreciation	$(481,289)

(a)	Variable rate security. Rate shown is as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets	$1,035,030	$2,520

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Non-income producing security.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2010	Net Activity	Shares Held at July 31, 2011	Income
BIF New York Municipal Money Fund	414,030	10,135,019	10,549,049	—

(j)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of July 31,2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
49	30-Year US Treasury Bond	Chicago Board of Trade	September 2011	$6,103,852	$(174,273)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2011

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$274,645,335	—	$274,645,335
Short-Term Securities	$10,549,049	—	—	10,549,049
Total	$10,549,049	$274,645,335	—	$285,194,384

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(174,273)	—	—	$(174,273)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	39

Statements of Assets and Liabilities

July 31, 2011	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Investment Quality Municipal Income Trust (RFA)	BlackRock Municipal Income Investment Trust (BBF)
Assets
Investments at value — unaffiliated[1]	$755,582,695	$126,781,125	$22,608,139	$156,018,234
Investments at value — affiliated[2]	2,720,243	1,843,816	302,911	2,119,108
Cash pledged as collateral for financial futures contracts	—	—	6,600	57,000
Interest receivable	12,495,619	1,540,391	305,027	2,102,374
TOB trust receivable	—	—	—	—
Investments sold receivable	—	40,742	10,187	—
Income receivable — affiliated	205	30	25	62
Prepaid expenses	38,797	11,705	1,920	14,916
Other assets	52,795	5,128	4,239	11,076
Total assets	770,890,354	130,222,937	23,239,048	160,322,770

Accrued Liabilities
Investments purchased payable	10,990,112	—	778,062	4,965,645
Income dividends payable — Common Shares	2,409,290	311,479	78,973	504,794
TOB trust payable	—	3,255,000	—	—
Investment advisory fees payable	352,088	54,873	2,913	78,530
Margin variation payable	—	—	5,938	51,063
Interest expense and fees payable	121,429	874	3,313	21,050
Officer’s and Trustees’ fees payable	58,208	7,552	5,747	13,520
Administration fees payable	—	—	5,585	—
Other accrued expenses payable	173,874	80,798	40,975	95,042
Total accrued liabilities	14,105,001	3,710,576	921,506	5,729,644

Other Liabilities
TOB trust certificates	143,712,937	500,000	4,458,720	30,617,038
Total Liabilities	157,817,938	4,210,576	5,380,226	36,346,682

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4]	171,327,730	42,900,915	4,575,047	34,250,572
Net Assets Applicable to Common Shareholders	$441,744,686	$83,111,446	$13,283,775	$89,725,516

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$448,594,118	$78,891,300	$15,025,325	$95,030,429
Undistributed net investment income	6,097,121	4,397,433	109,092	1,004,384
Accumulated net realized loss	(32,464,799)	(797,857)	(2,692,031)	(10,939,104)
Net unrealized appreciation/depreciation	19,518,246	620,570	841,389	4,629,807
Net Assets Applicable to Common Shareholders	$441,744,686	$83,111,446	$13,283,775	$89,725,516
Net asset value per Common Share	$13.88	$14.94	$11.77	$13.40
[1] Investments at cost — unaffiliated	$736,064,449	$126,160,555	$21,751,350	$151,252,212
[2] Investments at cost — affiliated	$2,720,243	$1,843,816	$302,911	$2,119,108
3 AMPS outstanding, par value $0.001 per share	6,853	1,716	183	1,370
4 AMPS authorized	unlimited	unlimited	100 million	unlimited
[5] Par value per Common Share	$0.001	$0.001	$0.01	$0.001
[6] Common Shares outstanding	31,826,816	5,562,128	1,128,190	6,697,105
[7] Common Shares authorized	unlimited	unlimited	200 million	unlimited

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2011

Statements of Assets and Liabilities

July 31, 2011	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)	BlackRock New York Municipal Income Trust (BNY)
Assets
Investments at value — unaffiliated[1]	$19,536,130	$164,713,666	$28,089,157	$274,645,335
Investments at value — affiliated[2]	209,983	5,114,806	88,605	10,549,049
Cash pledged as collateral for financial futures contracts	6,600	36,960	12,000	125,000
Interest receivable	224,729	1,806,334	326,580	3,512,147
TOB trust receivable	—	1,500,000	—	—
Investments sold receivable	—	23,420	1,028,272	—
Income receivable — affiliated	38	65	15	86
Prepaid expenses	1,244	14,319	2,884	21,490
Other assets	6,390	13,204	4,084	21,913
Total assets	19,985,114	173,222,774	29,551,597	288,875,020

Accrued Liabilities
Investments purchased payable	256,636	2,202,799	1,013,761	3,835,017
Income dividends payable — Common Shares	66,589	602,674	95,993	1,058,439
TOB trust payable	—	—	—	—
Investment advisory fees payable	4,150	84,915	8,404	143,924
Margin variation payable	5,938	33,250	10,313	101,063
Interest expense and fees payable	121	1,378	206	6,692
Officer’s and Trustees’ fees payable	8,260	507	5,613	24,231
Administration fees payable	3,253	—	2,404	—
Other accrued expenses payable	55,215	111,384	42,669	121,638
Total accrued liabilities	400,162	3,036,907	1,179,363	5,291,004

Other Liabilities
TOB trust certificates	159,917	3,859,296	569,974	11,089,474
Total Liabilities	560,079	6,896,203	1,749,337	16,380,478

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4]	6,900,115	59,100,593	9,725,205	94,501,629
Net Assets Applicable to Common Shareholders	$12,524,920	$107,225,978	$18,077,055	$177,992,913

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$13,217,478	$108,265,648	$17,777,099	$182,138,460
Undistributed net investment income	191,756	2,271,967	330,090	3,953,452
Accumulated net realized loss	(606,642)	(2,094,748)	(252,449)	(6,727,634)
Net unrealized appreciation/depreciation	(277,672)	(1,216,889)	222,315	(1,371,365)
Net Assets Applicable to Common Shareholders	$12,524,920	$107,225,978	$18,077,055	$177,992,913
Net asset value per Common Share	$12.32	$14.07	$13.75	$13.87
[1] Investments at cost — unaffiliated	$19,798,402	$165,839,721	$27,849,059	$275,842,427
[2] Investments at cost — affiliated	$209,983	$5,114,806	$88,605	$10,549,049
3 AMPS outstanding, par value $0.001 per share	276	2,364	389	3,780
4 AMPS authorized	300	unlimited	392	unlimited
[5] Par value per Common Share	$0.01	$0.001	$0.01	$0.001
[6] Common Shares outstanding	1,016,634	7,619,144	1,314,975	12,829,569
[7] Common Shares authorized	200 million	unlimited	200 million	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	41

Statements of Operations

Year Ended July 31, 2011	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Investment Quality Municipal Income Trust (RFA)	BlackRock Municipal Income Investment Trust (BBF)
Investment Income
Interest	$37,150,161	$6,035,034	$1,163,466	$7,907,657
Income — affiliated	7,888	362	661	4,345
Total income	37,158,049	6,035,396	1,164,127	7,912,002

Expenses
Investment advisory	4,371,166	640,563	77,645	917,681
Administration	—	—	22,184	—
Commissions for AMPS	226,992	64,247	6,947	47,013
Professional	220,109	61,788	39,812	69,664
Printing	86,655	17,278	5,962	18,002
Accounting services	40,688	27,303	9,078	36,091
Officer and Trustees	54,764	11,835	2,143	11,401
Transfer agent	38,586	18,424	11,669	11,688
Custodian	34,584	9,290	5,953	10,942
Registration	11,142	9,372	489	9,397
Miscellaneous	86,636	33,819	23,404	44,303
Total expenses excluding interest expense and fees	5,171,322	893,919	205,286	1,176,182
Interest expense and fees[1]	1,163,424	26,876	35,939	240,708
Total expenses	6,334,746	920,795	241,225	1,416,890
Less fees waived and reimbursed by advisor	(315,713)	(5,160)	(134)	(1,256)
Total expenses after fees waived and reimbursed	6,019,033	915,635	241,091	1,415,634
Net investment income	31,139,016	5,119,761	923,036	6,496,368

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(6,618,817)	(290,392)	(245,250)	(1,084,925)
Financial futures contracts	(1,738,793)	—	(47,741)	(416,639)
	(8,357,610)	(290,392)	(292,991)	(1,501,564)
Net change in unrealized appreciation/depreciation on:
Investments	(5,999,388)	(751,097)	(228,041)	(2,090,869)
Financial futures contracts	40,714	—	(15,400)	(136,215)
	(5,958,674)	(751,097)	(243,441)	(2,227,084)
Total realized and unrealized loss	(14,316,284)	(1,041,489)	(536,432)	(3,728,648)

Dividends to AMPS Shareholders From
Net investment income	(627,551)	(157,673)	(16,673)	(125,459)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$16,195,181	$3,920,599	$369,931	$2,642,261

[1]	Related to TOBs.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2011

Statements of Operations

Year Ended July 31, 2011	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)	BlackRock New York Municipal Income Trust (BNY)
Investment Income
Interest	$991,416	$8,750,655	$1,478,328	$15,147,837
Income — affiliated	729	2,354	370	1,738
Total income	992,145	8,753,009	1,478,698	15,149,575

Expenses
Investment advisory	67,622	998,493	98,369	1,684,441
Administration	19,321	—	28,105	—
Commissions for AMPS	8,809	71,386	15,050	130,142
Professional	34,765	75,022	41,488	127,495
Printing	4,628	22,817	5,493	36,027
Accounting services	9,138	37,653	8,693	53,688
Officer and Trustees	2,064	13,202	2,333	21,867
Transfer agent	12,006	19,100	11,928	25,741
Custodian	5,127	12,068	5,577	17,818
Registration	440	9,464	570	9,542
Miscellaneous	24,901	36,848	25,799	48,076
Total expenses excluding interest expense and fees	188,821	1,296,053	243,405	2,154,837
Interest expense and fees[1]	1,293	18,784	4,506	82,867
Total expenses	190,114	1,314,837	247,911	2,237,704
Less fees waived and reimbursed by advisor	(1,693)	(12,037)	(672)	(5,544)
Total expenses after fees waived and reimbursed	188,421	1,302,800	247,239	2,232,160
Net investment income	803,724	7,450,209	1,231,459	12,917,415

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	60,998	251,734	(143,487)	(1,881,933)
Financial futures contracts	(47,741)	(302,747)	(57,535)	(595,052)
	13,257	(51,013)	(201,022)	(2,476,985)

Net change in unrealized appreciation/depreciation on:
Investments	(232,530)	(2,229,172)	(359,488)	(2,372,937)
Financial futures contracts	(15,400)	(90,834)	(12,649)	(126,785)
	(247,930)	(2,320,006)	(372,137)	(2,499,722)
Total realized and unrealized loss	(234,673)	(2,371,019)	(573,159)	(4,976,707)

Dividends to AMPS Shareholders From
Net investment income	(25,275)	(215,849)	(35,976)	(347,184)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$543,776	$4,863,341	$622,324	$7,593,524

[1]	Related to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	43

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal 2020 Term Trust (BFO)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$31,139,016	$22,567,795	$5,119,761	$5,308,173
Net realized loss	(8,357,610)	(6,857,759)	(290,392)	(3,583)
Net change in unrealized appreciation/depreciation	(5,958,674)	38,735,800	(751,097)	7,283,510
Dividends to AMPS Shareholders from net investment income	(627,551)	(494,675)	(157,673)	(177,702)
Net increase in net assets applicable to Common Shareholders resulting from operations	16,195,181	53,951,161	3,920,599	12,410,398

Dividends to Common Shareholders From
Net investment income	(28,943,204)	(21,334,104)	(3,737,750)	(3,737,750)

Capital Share Transactions
Common Shares issued from reorganization	—	228,998,766	—	—
Reinvestment of common dividends	194,043	132,023	—	—
Net increase in net assets derived from capital share transactions	194,043	229,130,789	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(12,553,980)	261,747,846	182,849	8,672,648
Beginning of year	454,298,666	192,550,820	82,928,597	74,255,949
End of year	$441,744,686	$454,298,666	$83,111,446	$82,928,597
Undistributed net investment income	$6,097,121	$4,789,170	$4,397,433	$3,169,845

	BlackRock Investment Quality Municipal Income Trust (RFA)		BlackRock Municipal Income Investment Trust (BBF)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$923,036	$897,744	$6,496,368	$6,186,309
Net realized loss	(292,991)	(371,435)	(1,501,564)	(1,576,745)
Net change in unrealized appreciation/depreciation	(243,441)	1,707,371	(2,227,084)	9,562,974
Dividends to AMPS Shareholders from net investment income	(16,673)	(18,365)	(125,459)	(143,487)
Net increase in net assets applicable to Common Shareholders resulting from operations	369,931	2,215,315	2,642,261	14,029,051

Dividends to Common Shareholders From
Net investment income	(947,484)	(932,299)	(6,056,216)	(6,050,943)

Capital Share Transactions
Reinvestment of common dividends	6,427	6,619	66,589	44,565

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(571,126)	1,289,635	(3,347,366)	8,022,673
Beginning of year	13,854,901	12,565,266	93,072,882	85,050,209
End of year	$13,283,775	$13,854,901	$89,725,516	$93,072,882
Undistributed net investment income	$109,092	$147,128	$1,004,384	$689,752

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2011

Statements of Changes in Net Assets

	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)		BlackRock New Jersey Municipal Income Trust (BNJ)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$803,724	$833,885	$7,450,209	$7,784,301
Net realized gain (loss)	13,257	(75,070)	(51,013)	114,395
Net change in unrealized appreciation/depreciation	(247,930)	1,310,034	(2,320,006)	11,576,851
Dividends to AMPS Shareholders from net investment income	(25,275)	(28,907)	(215,849)	(243,304)
Net increase in net assets applicable to Common Shares resulting from operations	543,776	2,039,942	4,863,341	19,232,243

Dividends to Common Shareholders From
Net investment income	(798,842)	(783,778)	(7,208,599)	(7,062,352)

Capital Share Transactions
Reinvestment of common dividends	15,882	33,509	314,646	390,663

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(239,184)	1,289,673	(2,030,612)	12,560,554
Beginning of year	12,764,104	11,474,431	109,256,590	96,696,036
End of year	$12,524,920	$12,764,104	$107,225,978	$109,256,590
Undistributed net investment income	$191,756	$211,016	$2,271,967	$2,242,557

	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)		BlackRock New York Municipal Income Trust (BNY)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$1,231,459	$1,243,056	$12,917,415	$13,233,625
Net realized gain (loss)	(201,022)	36,426	(2,476,985)	162,795
Net change in unrealized appreciation/depreciation	(372,137)	1,655,207	(2,499,722)	19,527,175
Dividends and distributions to AMPS Shareholders from:
Net investment income	(35,976)	(38,597)	(347,184)	(393,227)
Net realized gain	—	(2,688)	—	—
Net increase in net assets applicable to Common Shareholders resulting from operations	622,324	2,893,404	7,593,524	32,530,368

Dividends and Distributions to Common Shareholders From
Net investment income	(1,151,343)	(1,096,393)	(12,677,483)	(12,596,574)
Net realized gain	—	(32,629)	—	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(1,151,343)	(1,129,022)	(12,677,483)	(12,596,574)

Capital Share Transactions
Reinvestment of common dividends and distributions	28,773	16,795	704,984	711,029

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(500,246)	1,781,177	(4,378,975)	20,644,823
Beginning of year	18,577,301	16,796,124	182,371,888	161,727,065
End of year	$18,077,055	$18,577,301	$177,992,913	$182,371,888
Undistributed net investment income	$330,090	$285,950	$3,953,452	$4,064,226

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	45

Statements of Cash Flows

Year Ended July 31, 2011	BlackRock California Municipal Income Trust (BFZ)	BlackRock Investment Quality Municipal Income Trust (RFA)	BlackRock Municipal Income Investment Trust (BBF)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$16,822,732	$386,604	$2,767,720
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in interest receivable	(2,109,584)	(34,430)	(328,206)
Increase in income receivable — affiliated	(12)	(9)	(23)
(Increase) decrease in prepaid expenses	549	384	(60)
(Increase) decrease in cash pledged as collateral for financial futures contracts	27,000	(6,600)	(57,000)
Increase in other assets	(2,958)	(92)	(476)
Increase (decrease) in investment advisory fees payable	12,390	(3,891)	5,149
Increase in interest expense and fees payable	52,172	124	3,963
Decrease in other affiliates payable	(4,532)	—	(919)
Increase in other accrued expenses payable	17,702	1,924	25,525
Increase in administration fees payable	—	3,637	—
Increase (decrease) in margin variation payable	(13,656)	5,938	51,063
Increase in Officer’s and Trustees’ fees payable	2,970	473	1,383
Net realized and unrealized loss on investments	12,621,163	473,383	3,176,270
Amortization of premium and accretion of discount on investments	1,545,428	23,374	146,071
Proceeds from sales of long-term investments	261,994,348	6,187,012	38,258,208
Purchases of long-term investments	(300,667,965)	(6,575,552)	(45,131,594)
Net proceeds from sales of short-term securities	23,457,890	50,710	2,844,444
Cash provided by operating activities	13,755,637	512,989	1,761,518

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	50,653,895	614,949	4,354,636
Cash payments for TOB trust certificates	(35,005,578)	(170,138)	—
Cash dividends paid to Common Shareholders	(28,748,161)	(941,019)	(5,989,265)
Cash dividends paid to AMPS Shareholders	(634,793)	(16,781)	(126,889)
Decrease in bank overdraft	(21,000)	—	—
Cash used for financing activities	(13,755,637)	(512,989)	(1,761,518)

Cash
Net change in cash	—	—	—
Cash at beginning of year	—	—	—
Cash at end of year	—	—	—

Cash Flow Information
Cash paid during the year for interest and fees	$1,111,252	$35,815	$236,745

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$194,043	$6,427	$66,589

A Statement of Cash Flows is presented when a Trust has a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2011

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

				Period November 1, 2007 to July 31, 2008

	Year Ended July 31,				Year Ended October 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.28	$12.71	$13.98	$14.97	$15.74	$15.18
Net investment income	0.98 [1]	1.00 [1]	1.03 [1]	0.82 [1]	1.08	1.11
Net realized and unrealized gain (loss)	(0.45)	1.50	(1.35)	(0.90)	(0.64)	0.62
Dividends to AMPS Shareholders from net investment income	(0.02)	(0.02)	(0.12)	(0.22)	(0.30)	(0.26)
Net increase (decrease) from investment operations	0.51	2.48	(0.44)	(0.30)	0.14	1.47
Dividends to Common Shareholders from net investment income	(0.91)	(0.91)	(0.83)	(0.69)	(0.91)	(0.91)
Net asset value, end of period	$13.88	$14.28	$12.71	$13.98	$14.97	$15.74
Market price, end of period	$13.16	$14.21	$12.40	$13.99	$15.82	$17.12

Total Investment Return[2]
Based on net asset value	4.05%	20.15%	(2.36)%	(2.09)%[3]	0.77%	9.93%
Based on market price	(0.86)%	22.55%	(4.81)%	(7.29)%[3]	(2.09)%	21.65%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.46%	1.36%	1.54%	1.25%[5]	1.21%	1.25%
Total expenses after fees waived and before fees paid indirectly[4]	1.39%	1.27%	1.35%	0.98%[5]	0.91%	0.87%
Total expenses after fees waived and paid indirectly[4]	1.39%	1.27%	1.35%	0.98%[5]	0.91%	0.87%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees and reorganization expense[4,6]	1.12%	1.04%	1.08%	0.91%[5]	0.91%	0.87%
Net investment income[4]	7.19%	6.94%	8.27%	7.39%[5]	7.09%	7.26%
Dividends to AMPS Shareholders	0.15%	0.15%	1.00%	1.95%[5]	1.98%	1.71%
Net investment income to Common Shareholders	7.04%	6.79%	7.27%	5.44%[5]	5.11%	5.55%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$441,745	$454,299	$192,551	$211,671	$225,939	$236,573
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$171,325	$171,325	$71,000	$100,900	$131,950	$131,950
Portfolio turnover	36%	47%	58%	26%	26%	17%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$89,460	$91,293	$92,801	$77,457	$67,816	$69,836

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	47

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

				Period January 1, 2008 to July 31, 2008

	Year Ended July 31,				Year Ended December 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.91	$13.35	$14.16	$14.72	$15.16	$14.90
Net investment income	0.92 [1]	0.95 [1]	0.96 [1]	0.58 [1]	0.99	0.98
Net realized and unrealized gain (loss)	(0.19)	1.31	(1.00)	(0.62)	(0.45)	0.23
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.03)	(0.03)	(0.15)	(0.16)	(0.31)	(0.29)
Net realized gain	—	—	—	—	(0.02)	—
Net increase (decrease) from investment operations	0.70	2.23	(0.19)	(0.20)	0.21	0.92
Dividends and distributions to Common Shareholders from:
Net investment income	(0.67)	(0.67)	(0.62)	(0.36)	(0.61)	(0.66)
Net realized gain	—	—	—	—	(0.04)	—
Total dividends and distributions to Common Shareholders	(0.67)	(0.67)	(0.62)	(0.36)	(0.65)	(0.66)
Net asset value, end of period	$14.94	$14.91	$13.35	$14.16	$14.72	$15.16
Market price, end of period	$13.91	$14.30	$12.31	$12.50	$12.93	$13.85

Total Investment Return[2]
Based on net asset value	5.07%	17.35%	(0.48)%	(1.12)%[3]	1.86%	6.73%
Based on market price	2.00%	22.05%	3.95%	(0.63)%[3]	(2.06)%	8.83%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.13%	1.14%	1.29%	1.22%[5]	1.16%	1.20%
Total expenses after fees waived and before fees paid indirectly[4]	1.13%	1.13%	1.26%	1.22%[5]	1.16%	1.20%
Total expenses after fees waived and paid indirectly[4]	1.13%	1.13%	1.26%	1.22%[5]	1.16%	1.18%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.09%	1.09%	1.13%	1.17%[5]	1.16%	1.18%
Net investment income[4]	6.29%	6.72%	7.39%	6.74%[5]	6.63%	6.54%
Dividends to AMPS Shareholders	0.19%	0.22%	1.13%	1.92%[5]	2.07%	1.96%
Net investment income to Common Shareholders	6.10%	6.50%	6.26%	4.82%[5]	4.56%	4.58%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$83,111	$82,929	$74,256	$78,747	$81,896	$84,300
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$42,900	$42,900	$42,900	$42,900	$48,900	$48,900
Portfolio turnover	6%	6%	9%	6%	17%	—
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$73,433	$73,329	$68,275	$70,900	$66,872	$68,114

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2011

Financial Highlights	BlackRock Investment Quality Municipal Income Trust (RFA)

				Period November 1, 2007 to July 31, 2008

	Year Ended July 31,				Year Ended October 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.29	$11.15	$12.31	$13.43	$14.24	$14.39
Net investment income	0.82 [1]	0.80 [1]	0.84 [1]	0.62 [1]	0.83	0.82
Net realized and unrealized gain (loss)	(0.49)	1.19	(1.32)	(1.14)	(0.69)	0.40
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.02)	(0.12)	(0.20)	(0.26)	(0.21)
Net realized gain	—	—	—	—	(0.04)	(0.05)
Net increase (decrease) from investment operations	0.32	1.97	(0.60)	(0.72)	(0.16)	0.96
Dividends and distributions to Common Shareholders from:
Net investment income	(0.84)	(0.83)	(0.56)	(0.40)	(0.60)	(0.85)
Net realized gain	—	—	—	—	(0.05)	(0.26)
Total dividends and distributions to Common Shareholders	(0.84)	(0.83)	(0.56)	(0.40)	(0.65)	(1.11)
Net asset value, end of period	$11.77	$12.29	$11.15	$12.31	$13.43	$14.24
Market price, end of period	$11.65	$12.60	$10.08	$10.93	$11.86	$16.00

Total Investment Return[2]
Based on net asset value	2.90%	18.09%	(3.68)%	(5.03)%[3]	(1.02)%	6.46%
Based on market price	(0.66)%	33.92%	(1.93)%	(4.51)%[3]	(22.21)%	15.91%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.84%	1.69%	1.72%	1.60%[5,6]	1.44%	1.43%
Total expenses after fees waived and before fees paid indirectly[4]	1.84%	1.69%	1.68%	1.58%[5,6]	1.43%	1.43%
Total expenses after fees waived and paid indirectly[4]	1.84%	1.69%	1.68%	1.58%[5,6]	1.39%	1.37%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,7]	1.56%	1.47%	1.56%	1.53%[5,6]	1.39%	1.37%
Net investment income[4]	7.03%	6.66%	7.79%	6.42%[5,6]	6.03%	5.80%
Dividends to AMPS Shareholders	0.13%	0.13%	1.10%	2.03%[5]	1.88%	1.49%
Net investment income to Common Shareholders	6.90%	6.53%	6.69%	4.39%[5,6]	4.15%	4.31%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$13,284	$13,855	$12,565	$13,871	$15,134	$16,054
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$4,575	$4,575	$4,575	$7,125	$8,500	$8,500
Portfolio turnover	27%	44%	88%	29%	40%	57%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$97,589	$100,711	$93,664	$73,687	$69,526	$72,229

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.71%, 1.68%, 1.68%, 1.63%, 6.31% and 4.28%, respectively.

[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	49

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

				Period November 1, 2007 to July 31, 2008

	Year Ended July 31,				Year Ended October 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.91	$12.71	$14.08	$15.05	$15.68	$15.48
Net investment income	0.97 [1]	0.92 [1]	1.01 [1]	0.80 [1]	1.07	1.11
Net realized and unrealized gain (loss)	(0.56)	1.20	(1.36)	(0.89)	(0.49)	0.26
Dividends to AMPS Shareholders from net investment income	(0.02)	(0.02)	(0.14)	(0.22)	(0.31)	(0.27)
Net increase (decrease) from investment operations	0.39	2.10	(0.49)	(0.31)	0.27	1.10
Dividends to Common Shareholders from net investment income	(0.90)	(0.90)	(0.88)	(0.66)	(0.90)	(0.90)
Net asset value, end of period	$13.40	$13.91	$12.71	$14.08	$15.05	$15.68
Market price, end of period	$12.74	$13.90	$12.49	$13.68	$15.10	$16.30

Total Investment Return[2]
Based on net asset value	3.15%	17.04%	(2.57)%	(2.04)%[3]	1.78%	7.34%
Based on market price	(1.86)%	19.01%	(1.46)%	(5.14)%[3]	(1.76)%	13.26%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.60%	1.46%	1.47%	1.31%[5]	1.28%	1.30%
Total expenses after fees waived and before fees paid indirectly[4]	1.60%	1.37%	1.27%	1.06%[5]	0.97%	0.93%
Total expenses after fees waived and paid indirectly[4]	1.60%	1.37%	1.27%	1.06%[5]	0.96%	0.92%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.33%	1.17%	1.16%	1.02%[5]	0.96%	0.92%
Net investment income[4]	7.35%	6.84%	8.13%	7.26%[5]	7.02%	7.12%
Dividends to AMPS Shareholders	0.14%	0.16%	1.11%	1.96%[5]	2.04%	1.75%
Net investment income to Common Shareholders	7.21%	6.68%	7.02%	5.30%[5]	4.98%	5.37%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$89,726	$93,073	$85,050	$94,176	$100,564	$104,451
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$34,250	$34,250	$34,250	$49,550	$57,550	$57,550
Portfolio turnover	24%	46%	66%	13%	25%	20%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$90,493	$92,938	$87,082	$72,521	$68,688	$70,391

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2011

Financial Highlights	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

	Year Ended July 31,			Period November 1, 2007 to July 31,	Year Ended October 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.57	$11.33	$12.20	$13.57	$14.47	$14.48
Net investment income	0.79 [1]	0.82 [1]	0.86 [1]	0.66 [1]	0.91	0.85
Net realized and unrealized gain (loss)	(0.23)	1.22	(0.96)	(1.26)	(0.70)	0.34
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.02)	(0.03)	(0.13)	(0.16)	(0.23)	(0.20)
Net realized gain	—	—	—	—	(0.02)	(0.03)
Net increase (decrease) from investment operations	0.54	2.01	(0.23)	(0.76)	(0.04)	0.96
Dividends and distributions to Common Shareholders from:
Net investment income	(0.79)	(0.77)	(0.64)	(0.61)	(0.82)	(0.84)
Net realized gain	—	—	—	—	(0.04)	(0.13)
Total dividends and distributions to Common Shareholders	(0.79)	(0.77)	(0.64)	(0.61)	(0.86)	(0.97)
Net asset value, end of period	$12.32	$12.57	$11.33	$12.20	$13.57	$14.47
Market price, end of period	$12.02	$12.96	$11.68	$11.96	$14.96	$15.95

Total Investment Return[2]
Based on net asset value	4.63%	18.01%	(1.09)%	(6.10)%[3]	(1.03)%	6.14%
Based on market price	(0.99)%	18.02%	4.01%	(16.50)%[3]	(1.02)%	15.25%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.55%	1.59%	1.70%	1.88%[5,6]	1.48%	1.51%
Total expenses after fees waived and before fees paid indirectly[4]	1.53%	1.57%	1.67%	1.86%[5,6]	1.47%	1.51%
Total expenses after fees waived and paid indirectly[4]	1.53%	1.57%	1.67%	1.86%[5,6]	1.40%	1.41%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,7]	1.52%	1.56%	1.64%	1.84%[5,6]	1.40%	1.41%
Net investment income[4]	6.55%	6.75%	7.91%	6.97%[5,6]	6.49%	5.91%
Dividends to AMPS Shareholders	0.20%	0.23%	1.20%	1.89%[5]	1.67%	1.41%
Net investment income to Common Shareholders	6.35%	6.52%	6.71%	5.08%[5,6]	4.82%	4.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$12,525	$12,764	$11,474	$12,351	$13,694	$14,576
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$6,900	$6,900	$6,900	$7,075	$7,500	$7,500
Portfolio turnover	26%	23%	32%	18%	31%	27%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$70,381	$71,248	$66,576	$68,647	$70,649	$73,603

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expense, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expense after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 2.00%, 1.98%, 1.98%, 1.96%, 6.85% and 4.96%, respectively.

[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	51

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

				Period November 1, 2007 to July 31, 2008

	Year Ended July 31,				Year Ended October 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.38	$12.78	$14.15	$15.49	$16.35	$15.87
Net investment income	0.98 [1]	1.02 [1]	1.05 [1]	0.89 [1]	1.14	1.17
Net realized and unrealized gain (loss)	(0.32)	1.54	(1.38)	(1.24)	(0.74)	0.52
Dividends to AMPS Shareholders from net investment income	(0.03)	(0.03)	(0.11)	(0.24)	(0.30)	(0.26)
Net increase (decrease) from investment operations	0.63	2.53	(0.44)	(0.59)	0.10	1.43
Dividends to Common Shareholders from net investment income	(0.94)	(0.93)	(0.93)	(0.75)	(0.96)	(0.95)
Net asset value, end of period	$14.07	$14.38	$12.78	$14.15	$15.49	$16.35
Market price, end of period	$14.10	$14.82	$14.00	$15.09	$16.90	$18.40

Total Investment Return[2]
Based on net asset value	4.74%	20.22%	(2.62)%	(4.12)%[3]	0.17%	9.18%
Based on market price	1.85%	13.11%	0.04%	(6.28)%[3]	(2.89)%	22.56%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.25%	1.23%	1.38%	1.28%[5]	1.24%	1.27%
Total expenses after fees waived and before fees paid indirectly[4]	1.24%	1.13%	1.17%	1.03%[5]	0.94%	0.91%
Total expenses after fees waived and paid indirectly[4]	1.24%	1.13%	1.17%	1.03%[5]	0.93%	0.89%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.22%	1.12%	1.14%	1.02%[5]	0.93%	0.89%
Net investment income[4]	7.09%	7.42%	8.49%	7.92%[5]	7.18%	7.31%
Dividends to AMPS Shareholders	0.21%	0.23%	1.22%	1.94%[5]	1.86%	1.63%
Net investment income to Common Shareholders	6.88%	7.19%	7.27%	5.98%[5]	5.32%	5.68%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$107,226	$109,257	$96,696	$106,596	$116,152	$121,987
AMPS Shares outstanding at $25,000 liquidation preference, end of period (000)	$59,100	$59,100	$59,100	$60,475	$63,800	$63,800
Portfolio turnover	20%	11%	29%	12%	23%	2%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$70,358	$71,218	$65,905	$69,083	$70,528	$72,812

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2011

Financial Highlights	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)

				Period November 1, 2007 to July 31, 2008

	Year Ended July 31,				Year Ended October 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.15	$12.81	$13.30	$14.40	$15.18	$15.03
Net investment income	0.94 [1]	0.95 [1]	0.95 [1]	0.67 [1]	0.95	0.97
Net realized and unrealized gain (loss)	(0.43)	1.28	(0.61)	(0.89)	(0.61)	0.37
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.03)	(0.03)	(0.10)	(0.15)	(0.25)	(0.21)
Net realized gain	—	(0.00)[2]	(0.00)[2]	(0.04)	(0.01)	(0.02)
Net increase (decrease) from investment operations	0.48	2.20	0.24	(0.41)	0.08	1.11
Dividends and distributions to Common Shareholders from:
Net investment income	(0.88)	(0.84)	(0.72)	(0.60)	(0.85)	(0.88)
Net realized gain	—	(0.02)	(0.01)	(0.09)	(0.01)	(0.08)
Total dividends and distributions to Common Shareholders	(0.88)	(0.86)	(0.73)	(0.69)	(0.86)	(0.96)
Net asset value, end of period	$13.75	$14.15	$12.81	$13.30	$14.40	$15.18
Market price, end of period	$13.49	$14.70	$12.61	$12.83	$15.39	$16.65

Total Investment Return[3]
Based on net asset value	3.63%	17.60%	2.71%	(2.98)%[4]	0.10%	7.32%
Based on market price	(2.14)%	24.11%	4.81%	(12.43)%[4]	(2.46)%	19.95%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.39%	1.31%	1.42%	1.48%[6,7]	1.29%	1.33%
Total expenses after fees waived and before fees paid indirectly[5]	1.39%	1.30%	1.41%	1.47%[6,7]	1.29%	1.33%
Total expenses after fees waived and paid indirectly[5]	1.39%	1.30%	1.41%	1.47%[6,7]	1.24%	1.25%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,8]	1.36%	1.30%	1.41%	1.47%[6,7]	1.24%	1.25%
Net investment income[5]	6.90%	6.92%	7.72%	6.53%[6,7]	6.42%	6.48%
Dividends to AMPS Shareholders	0.20%	0.21%	1.14%	1.47%[6]	1.72%	1.42%
Net investment income to Common Shareholders	6.70%	6.71%	6.58%	5.06%[6,7]	4.70%	5.06%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$18,077	$18,577	$16,796	$17,448	$18,848	$19,839
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$9,725	$9,725	$9,725	$9,800	$9,800	$9,800
Portfolio turnover	19%	35%	24%	8%	37%	24%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$71,471	$72,758	$68,180	$69,521	$73,090	$75,614

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Certain non-recurring expense have been include in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expense after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.56%, 1.55%, 1.55%, 1.55%, 6.46% and 4.99%, respectively.

[8]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	53

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

				Period November 1, 2007 to July 31, 2008

	Year Ended July 31,				Year Ended October 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.27	$12.71	$13.88	$15.11	$15.88	$15.44
Net investment income	1.01 [1]	1.04 [1]	1.06 [1]	0.86 [1]	1.11	1.13
Net realized and unrealized gain (loss)	(0.39)	1.54	(1.22)	(1.17)	(0.70)	0.47
Dividends to AMPS Shareholders from net investment income	(0.03)	(0.03)	(0.10)	(0.21)	(0.28)	(0.26)
Net increase (decrease) from investment operations	0.59	2.55	(0.26)	(0.52)	0.13	1.34
Dividends to Common Shareholders from net investment income	(0.99)	(0.99)	(0.91)	(0.71)	(0.90)	(0.90)
Net asset value, end of period	$13.87	$14.27	$12.71	$13.88	$15.11	$15.88
Market price, end of period	$14.20	$15.11	$13.95	$15.26	$15.55	$17.35

Total Investment Return[2]
Based on net asset value	4.39%	20.35%	(1.28)%	(3.71)%[3]	0.64%	8.91%
Based on market price	0.94%	16.11%	(1.44)%	2.87%[3]	(5.20)%	20.95%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.27%	1.25%	1.43%	1.25%[5]	1.22%	1.25%
Total expenses after fees waived and before fees paid indirectly[4]	1.27%	1.16%	1.25%	1.00%[5]	0.92%	0.88%
Total expenses after fees waived and paid indirectly[4]	1.27%	1.16%	1.25%	1.00%[5]	0.92%	0.87%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.22%	1.11%	1.13%	0.97%[5]	0.92%	0.87%
Net investment income[4]	7.35%	7.50%	8.67%	7.79%[5]	7.23%	7.30%
Dividends to AMPS Shareholders	0.20%	0.22%	1.17%	1.91%[5]	1.84%	1.69%
Net investment income to Common Shareholders	7.15%	7.28%	7.50%	5.88%[5]	5.39%	5.61%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$177,993	$182,372	$161,727	$175,927	$190,962	$199,717
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$94,500	$94,500	$94,500	$95,850	$109,750	$109,750
Portfolio turnover	17%	16%	18%	5%	23%	27%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$72,089	$73,248	$67,787	$70,892	$68,509	$70,502

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock New Jersey Investment Quality Municipal Trust Inc. (“RNJ”) and BlackRock New York Investment Quality Municipal Trust Inc. (“RNY”) are organized as Maryland corporations. BlackRock Investment Quality Municipal Income Trust (“RFA”) is organized as a Massachusetts business trust. RNJ, RNY and RFA are herein referred to as the “Investment Quality Trusts.” BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Municipal Income Trust (“BNY”) (collectively, the “Income Trusts”) and BlackRock Florida Municipal 2020 Term Trust (“BFO”) are organized as Delaware statutory trusts. The Investment Quality Trusts, Income Trusts and BFO are referred to herein collectively as the “Trusts.” The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Directors and the Board of Trustees of the Trusts are referred to throughout this report as the “Board of Trustees” or the “Board.” The Trusts determine and make available for publication the NAV of their Common Shares on a daily basis.

Reorganization: The Board and shareholders of BFZ and the Board and shareholders of each of BlackRock California Insured Municipal Income Trust (“BCK”), BlackRock California Municipal Bond Trust (“BZA”) and BlackRock California Municipal Income Trust II (“BCL”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of BCK, BZA and BCL into BFZ, pursuant to which BFZ acquired substantially all of the assets and substantially all of the liabilities of BCK, BZA and BCL in exchange for an equal aggregate value of newly-issued Common Shares and AMPS Shares of BFZ.

Each Common Shareholder of a Target Fund received Common Shares of BFZ in an amount equal to the aggregate net asset value of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on January 29, 2010 less the costs of the Target Fund’s reorganization (although cash was distributed for any fractional Common Shares).

Each AMPS Shareholder of a Target Fund received AMPS of BFZ in an amount equal to the aggregate liquidation preference of the Target Fund AMPS held by such AMPS Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and AMPS of BFZ in the following amounts and at the following conversion ratios:

	Common Shares
	Shares Prior to Reorganization	Conversion Ratio	Shares of BFZ
BCK	5,278,087	0.97546003	5,148,524
BZA	3,409,668	1.04505055	3,563,251
BCL	7,999,789	0.99301767	7,943,897

	AMPS
	Series F-7	Series R-7	Series T-7
BCK	1,253	—	—
BZA	898	—	—
BCL	—	931	931

Each Target Fund’s net assets and composition of net assets on January 29, 2010, the date of the merger, were as follows:

	Net Assets Applicable to Common Shareholders	AMPS at Liquidation Preference	Paid-in Capital
BCK	$70,787,151	$31,325,000	$4,722,726
BZA	$48,990,979	$22,450,000	$48,275,547
BCL	$109,220,636	$46,550,000	$113,337,925

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation/ Depreciation
BCK	$13,660	$(2,517,189)	$(1,432,046)
BZA	$8,847	$(560,343)	$1,266,928
BCL	$67,073	$(7,251,617)	$3,067,255

For financial reporting purposes, assets received and shares issued by BFZ were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of BFZ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of BFZ immediately after the acquisition amounted to $437,406,830. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments
BCK	$108,191,823	$109,623,869
BZA	$76,672,439	$75,405,511
BCL	$175,462,460	$172,395,205

The purpose of these transactions was to combine four funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on February 1, 2010.

In connection with the reorganizations, BFZ’s investment advisory fee was reduced by 2 basis points, from 0.60% of BFZ’s average weekly net assets to 0.58% of BFZ’s average weekly net assets as defined in Note 3. In addition to this reduction, BFZ’s contractual investment advisory fee waiver, as a percentage of average weekly net assets, was extended for an additional two years as follows: (i) 0.05% through December 31, 2010, (ii) 0.03% through December 31, 2011 and (iii) 0.01% through December 31, 2012.

ANNUAL REPORT	JULY 31, 2011	55

Notes to Financial Statements (continued)

Assuming the acquisition had been completed on August 1, 2009, the beginning of the annual reporting period of BFZ, the pro forma results of operations for the year ended July 31, 2010, are as follows:

•	Net investment income: $30,885,392

•	Net realized and change in unrealized gain on investments: $41,142,437

•	Dividends to AMPS Shareholders from net investment income: $(711,091)

•	Net increase in net assets applicable to Common Shareholders resulting from operations: $71,316,738

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BFZ that have been included in BFZ’s Statement of Operations since January 29, 2010 to July 31, 2010.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Trust’s Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended July 31, 2011, no TOBs that the Trusts participated in were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as TOB trust certificates under other liabilities in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2011, the aggregate value

56	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (continued)

of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BFZ	$279,019,169	$143,712,937	0.08% – 0.14%
BFO	$826,770	$500,000	0.14% – 0.22%
RFA	$8,286,843	$4,458,720	0.08% – 0.22%
BBF	$57,155,385	$30,617,038	0.08% – 0.12%
RNJ	$244,957	$159,917	0.17%
BNJ	$7,350,086	$3,859,296	0.11% – 0.17%
RNY	$1,143,732	$569,974	0.11% – 0.12%
BNY	$21,799,333	$11,089,474	0.11% – 0.22%

For the year ended July 31, 2011, the Trusts’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BFZ	$149,992,763	0.78%
BFO	$3,983,121	0.68%
RFA	$4,503,523	0.80%
BBF	$30,484,928	0.79%
RNJ	$159,917	0.81%
BNJ	$2,371,659	0.79%
RNY	$569,974	0.79%
BNY	$11,474,403	0.72%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts’ net asset values per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to AMPS Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on Investment Quality Trusts’ and Income Trusts’ US federal tax returns remains open for each of the three years ended July 31, 2011, 2010 and 2009, and the period ended July 31, 2008. The statutes of limitations on BFO’s US federal tax returns remain open for the three years ended July 31, 2011, 2010 and 2009 and the period ended July 31, 2008. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from

ANNUAL REPORT	JULY 31, 2011	57

Notes to Financial Statements (continued)

the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and the coun-terparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date of by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
	Fair Values of Derivative Financial Instruments as of July 31, 2011
	Liability Derivatives
		RFA	BBF	RNJ	BNJ	RNY	BNY
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation*	$(15,400)	$(136,215)	$(15,400)	$(90,834)	$(17,783)	$(174,273)

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2011
	Net Realized Loss From
	BFZ	RFA	BBF	RNJ	BNJ	RNY	BNY
Interest rate contracts:
Financial futures contracts	$(1,738,793)	$(47,741)	$(416,639)	$(47,741)	$(302,747)	$(57,535)	$(595,052)

	Net Change in Unrealized Appreciation/Depreciation on
	BFZ	RFA	BBF	RNJ	BNJ	RNY	BNY
Interest rate contracts:
Financial futures contracts	$40,714	$(15,400)	$(136,215)	$(15,400)	$(90,834)	$(12,649)	$(126,785)

For the year ended July 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BFZ	RFA	BBF	RNJ	BNJ	RNY	BNY
Financial futures contracts:
Average number of contracts sold	40	3	27	3	17	3	31
Average notional value of contracts sold	$4,740,549	$360,658	$3,183,678	$360,658	$2,071,870	$364,207	$3,700,264

58	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trusts for 1940 Act purposes, but Barclays is not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets at the following annual rates:

BFZ	0.58%
BFO	0.50%
RFA	0.35%
BBF	0.60%
RNJ	0.35%
BNJ	0.60%
RNY	0.35%
BNY	0.60%

Average weekly net assets is the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager contractually agreed to waive a portion of the investment advisory fee on BFZ at an annual rate of 0.05% of average weekly net assets through December 31, 2010, 0.03% through December 31, 2011 and 0.01% through December 31, 2012. For the year ended July 31, 2011, the Manager waived $291,212, which is included in fees waived by advisor in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Trust’s investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the year ended July 31, 2011, the amounts waived were as follows:

BFZ	$24,501
BFO	$5,160
RFA	$134
BBF	$1,256
RNJ	$1,693
BNJ	$12,037
RNY	$672
BNY	$5,544

Each Investment Quality Trust has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed weekly and payable monthly based on an annual rate of 0.10% of each respective Trust’s average weekly net assets for the Investment Quality Trusts.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

For the year ended July 31, 2011, the Trusts reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BFZ	$6,310
BFO	$1,062
BBF	$1,297
BNJ	$1,365
BNY	$2,305

Effective January 1, 2011, the Trusts no longer reimburse the Manager for accounting services.

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2011, were as follows:

	Purchases	Sales
BFZ	$288,046,468	$261,230,636
BFO	$11,601,605	$7,648,078
RFA	$6,543,484	$5,984,740
BBF	$44,533,611	$36,758,913
RNJ	$5,172,892	$4,835,883
BNJ	$34,587,107	$33,144,630
RNY	$5,556,598	$5,190,993
BNY	$45,800,339	$52,995,112

ANNUAL REPORT	JULY 31, 2011	59

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2011 attributable to amortization methods on fixed income securities, the expiration of capital loss carryforwards and income recognized from pass-through entities were reclassified to the following accounts:

	BFZ	BFO	RFA	BBF	RNJ	BNJ	RNY	BNY
Paid-in capital	$(3,015,822)	—	—	—	—	—	—	—
Undistributed net investment income	$(260,310)	$3,250	$3,085	$(61)	$1,133	$3,649	—	$(3,522)
Accumulated net realized loss	$3,276,132	$(3,250)	$(3,085)	$61	$(1,133)	$(3,649)	—	$3,522

The tax character of distributions paid during the fiscal years ended July 31, 2011 and July 31, 2010 was as follows:

		BFZ	BFO	RFA	BBF	RNJ	BNJ	RNY	BNY
Tax-exempt income	7/31/2011	$29,537,062	$3,895,423	$964,157	$6,181,675	$824,117	$7,392,033	$1,187,319	$13,024,667
	7/31/2010	21,828,779	3,915,452	950,664	6,194,430	812,685	7,305,656	1,134,990	12,989,801
Ordinary income	7/31/2011	33,693	—	—	—	—	32,415	—	—
	7/31/2010	—	—	—	—	—	—	35,317	—
Total distributions	7/31/2011	$29,570,755	$3,895,423	$964,157	$6,181,675	$824,117	$7,424,448	$1,187,319	$13,024,667
	7/31/2010	$21,828,779	$3,915,452	$950,664	$6,194,430	$812,685	$7,305,656	$1,170,307	$12,989,801

As of July 31, 2011, the tax components of accumulated net earnings (losses) were as follows:

	BFZ	BFO	RFA	BBF	RNJ	BNJ	RNY	BNY
Undistributed tax-exempt income	$5,873,401	$4,430,622	$93,382	$826,658	$197,540	$2,150,688	$334,851	$4,031,038
Undistributed ordinary income	4,796	312	234	694	1,732	1,313	1,643	4,618
Capital loss carryforwards	(21,060,618)	(583,106)	(2,410,810)	(9,320,918)	(595,385)	(2,030,067)	(150,605)	(6,719,796)
Net unrealized gains (losses)*	8,332,989	372,318	575,644	3,188,653	(296,445)	(1,161,604)	114,067	(1,461,407)
Total	$(6,849,432)	$4,220,146	$(1,741,550)	$(5,304,913)	$(692,558)	$(1,039,670)	$299,956	$(4,145,547)

*

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, the tax treatment of residual interests in TOBs and the deferral of compensation to trustees.

As of July 31, 2011, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires July 31,	BFZ	BFO	RFA	BBF	RNJ	BNJ	RNY	BNY
2012	$2,050,253	—	—	$518,297	—	$3,833	—	$151,220
2014	1,681,553	—	—	—	—	—	—	—
2015	465,742	—	$137,267	426,674	—	592,744	—	—
2016	186,028	—	389,530	866,417	$223,484	15,502	—	505,354
2017	3,782,470	$521,006	299,461	—	—	—	—	2,599,716
2018	12,894,572	62,100	1,266,317	6,858,066	345,722	1,390,524	—	1,480,575
2019	—	—	318,235	651,464	26,179	27,464	$150,605	1,982,931
Total	$21,060,618	$583,106	$2,410,810	$9,320,918	$595,385	$2,030,067	$150,605	$6,719,796

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trusts after July 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

60	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of their assets in issuers located in a single state or a limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage coun-terparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and coun-terparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of July 31, 2011, BFZ invested a significant portion of its assets in securities in the County/City/Special District/School District and Utilities sectors. BFO and RNY invested a significant portion of their assets in securities in the County/City/Special District/School District sector. RFA invested a significant portion of its assets in securities in the Utilities sector. BBF invested a significant portion of its assets in securities in the Health, County/City/Special District/School District and Utilities sectors. RNJ invested a significant portion of its assets in securities in the Education sector, BNJ invested a significant portion of their assets in securities in the State sector. Changes in economic conditions affecting the Utilities, County/City/Special District/School District, Health and State sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Investment Quality Trust is authorized to issue 200 million shares, par value $0.01 per share, all of which were initially classified as Common Shares. There are an unlimited number of $0.001 par value Common Shares authorized for the Income Trusts and BFO. Each Trust’s Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders. At July 31, 2011, Common Shares of BFO owned by affiliates of the Manager was 8,028 shares.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended July 31, 2011	Year Ended July 31, 2010
BFZ	13,214	10,114
RFA	546	551
BBF	4,809	3,240
RNJ	1,268	2,699
BNJ	22,508	28,026
RNY	2,077	1,225
BNY	50,883	50,502

Shares issued and outstanding remained constant for BFO for the year ended July 31, 2011 and July 31, 2010.

AMPS

The AMPS are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles of Amendment/Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The Trusts had the following series of AMPS outstanding, effective yields and reset frequency as of July 31, 2011:

	Series	AMPS	Effective Yield	Reset Frequency Days
BFZ	F7	2,151	0.12%	7
	R7	2,351	0.12%	7
	T7	2,351	0.12%	7
BFO	F7	1,716	0.12%	7
RFA	R7	183	0.12%	7
BBF	T7	1,370	0.12%	7
RNJ	T7	276	0.12%	7
BNJ	R7	2,364	0.12%	7
RNY	F7	389	0.12%	7
BNY	F7	1,890	0.12%	7
	W7	1,890	0.12%	7

ANNUAL REPORT	JULY 31, 2011	61

Notes to Financial Statements (concluded)

Dividends on seven-day AMPS are cumulative at a rate, which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of AMPS is the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the AMPS for each Trust for the year ended July 31, 2011 were as follows:

	Series	Low	High	Average
BFZ	F7	0.12%	0.50%	0.36%
	R7	0.11%	0.50%	0.36%
	T7	0.11%	0.50%	0.37%
BFO	F7	0.11%	0.50%	0.36%
RFA	R7	0.11%	0.50%	0.36%
BBF	Y7	0.11%	0.50%	0.37%
RNJ	Y7	0.11%	0.50%	0.37%
BNJ	R7	0.11%	0.50%	0.36%
RNY	F7	0.11%	0.50%	0.36%
BNY	F7	0.11%	0.50%	0.36%
	W7	0.11%	0.50%	0.37%

Since February 13, 2008, the AMPS of the Trusts failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 0.50% for the year ended July 31, 2011. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, AMPS Shareholders may not have the ability to sell the AMPS at their liquidation preference.

The Trusts may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding AMPS is less than 200%.

The Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

AMPS issued and outstanding remained constant during the year ended July 31, 2011 and during the year ended July 31, 2010 for all Trusts, except BFZ which increased the amount of shares received from the reorganization as disclosed in Note 1.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on September 1, 2011 to Common Shareholders of record on August 15, 2011:

Common Dividend Per Share
BFZ	$0.075700
BFO	$0.056000
RFA	$0.070000
BBF	$0.075375
RNJ	$0.065500
BNJ	$0.079100
RNY	$0.073000
BNY	$0.082500

The dividends declared on AMPS for the period August 1, 2011 to August 31, 2011 were as follows:

	Series	Dividends Declared
BFZ	F7	$11,336
	R7	$11,144
	T7	$14,247
BFO	F7	$9,043
RFA	R7	$867
BBF	Y7	$8,302
RNJ	Y7	$1,673
BNJ	R7	$11,205
RNY	F7	$2,050
BNY	F7	$9,960
	W7	$8,694

On September 15, 2011, BBF issued 342 Series W-7 VRDP Shares, $100,000 liquidation value per share with a maturity date of October 1, 2041 and total proceeds received of $34,200,000 in a private offering of VRDP Shares to qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, to finance the AMPS redemption.

BBF entered into a Fee Agreement (the “Agreement”) with a financial institution in relation to the refinancing of AMPS. Pursuant to the terms of the Agreement, effective September 15, 2011, BBF will pay a liquidity fee to provide a liquidity feature in the event of a failed remarketing.

On September 16, 2011, BBF announced the redemption of all of the outstanding AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the expected redemption date of October 12, 2011.

62	ANNUAL REPORT	JULY 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock New Jersey Investment Quality
Municipal Trust Inc. and
BlackRock New York Investment Quality Municipal Trust Inc.
and to the Shareholders and Board of Trustees of
BlackRock California Municipal Income Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock Investment Quality Municipal Income Trust
BlackRock Municipal Income Investment Trust
BlackRock New Jersey Municipal Income Trust and
BlackRock New York Municipal Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Investment Quality Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Investment Quality Municipal Trust Inc., BlackRock New Jersey Municipal Income Trust, BlackRock New York Investment Quality Municipal Trust Inc., and BlackRock New York Municipal Income Trust (the “Trusts”) as of July 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the statements of cash flows of BlackRock California Municipal Income Trust, BlackRock Investment Quality Municipal Income Trust, and BlackRock Municipal Income Investment Trust for the year ended July 31, 2011. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Investment Quality Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Investment Quality Municipal Trust Inc., BlackRock New Jersey Municipal Income Trust, BlackRock New York Investment Quality Municipal Trust Inc., and BlackRock New York Municipal Income Trust as of July 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the statements of cash flows referred to above present fairly, in all material respects, the cash flows of BlackRock California Municipal Income Trust, BlackRock Investment Quality Municipal Income Trust, and BlackRock Municipal Income Investment Trust for the year ended July 31, 2011.

Deloitte & Touche LLP
Boston, Massachusetts
September 28, 2011

ANNUAL REPORT	JULY 31, 2011	63

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by BFZ and BNJ during the taxable year ended July 31, 2011.

	Payable Date	Ordinary Income
BFZ
Common Shareholders	12/31/10	$0.001032
AMPS Shareholders:
Series T-7	11/24/10	$0.13
Series R-7	11/26/10	$0.13
Series F-7	11/29/10	$0.11
BNJ
Common Shareholders	12/31/10	$0.004118
AMPS Shareholders:
Series R-7	11/26/10	$0.35
Series R-7	12/17/10	$0.11

All other net investment income distributions paid by BFZ and BNJ during the taxable year ended July 31, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid by BFO, RFA, BBF, RNJ, RNY and BNY during the taxable year ended July 31, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

64	ANNUAL REPORT	JULY 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock Investment Quality Municipal Income Trust (“RFA”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Investment Quality Municipal Trust, Inc. (“RNJ”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Investment Quality Municipal Trust, Inc. (“RNY”) and BlackRock New York Municipal Income Trust (“BNY”) and together with BFZ, BFO, RFA, BBF, RNJ, BNJ and RNY, each a “Fund,” and, collectively, the “Funds”) met on April 14, 2011 and May 12–13, 2011 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. Each Board also established a Committee on Auction Market Preferred Shares. Further, each Board established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any overperformance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory fees and, with respect to RFA, RNJ and RNY, administration fees, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

ANNUAL REPORT	JULY 31, 2011	65

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and, with respect to BFZ, RFA, BBF, RNY and BNY, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 12–13, 2011 Board meeting.

At an in-person meeting held on May 12–13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for J68assuring compliance with applicable laws and regulations.

66	ANNUAL REPORT	JULY 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Fund and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14, 2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance of its Fund as compared to funds in that Fund’s applicable Lipper category and, with respect to BFZ, RFA, BBF, RNY and BNY, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of BFO noted that BFO performed below the median of its Lipper Performance Composite in the three- and five-year periods reported, but that BFO performed at or above the median of its Lipper Performance Composite in the one-year period reported. The Board of BFO and BlackRock reviewed and discussed the reasons for BFO’s underperformance during the three- and five-year periods compared with its Peers. The Board of BFO was informed that, among other things, BFO has a targeted maturity, and as such is managed to achieve the specific maturity goal.

The Boards of BFZ, RNY and BNY noted that, in general, each of BFZ, RNY and BNY performed better than its respective Peers in that each of BFZ’s, RNY’s and BNY’s performance was at or above the median of its respective Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported.

The Board of RFA noted that RFA performed below the median of its Customized Lipper Peer Group Composite in the three- and five-year periods reported, but that RFA performed at or above the median of its Customized Lipper Peer Group Composite in the one-year period reported. The Board of RFA and BlackRock reviewed and discussed the reasons for RFA’s underper-formance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, performance was hindered by exposure to Florida insured bonds backed by monoline insurers.

The Board of RNJ noted that RNJ performed below the median of its Lipper Performance Composite in the three- and five-year periods reported, but that RNJ performed at or above the median of its Lipper Performance Composite in the one-year period reported. The Board of RNJ and BlackRock reviewed and discussed the reasons for RNJ’s underperformance during the three- and five-year periods compared with its Peers. The Board of RNJ was informed that, among other things, that over the three-year period performance was hindered by high yield holdings.

The Boards of RFA and RNJ and BlackRock discussed BlackRock’s strategy for improving each Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist each Fund’s portfolio managers and to improve each Fund’s performance, in part through the repositioning of each Fund’s respective portfolio.

The Board of BNJ noted that, in general, BNJ performed better than its Peers in that BNJ’s performance was at or above the median of its Lipper Performance Composite in each of the one-, three- and five-year periods reported.

The Board of BBF noted that, in general, BBF performed better than its Peers in that BBF’s performance was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

ANNUAL REPORT	JULY 31, 2011	67

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BFO, BFZ, RFA, BBF, RNJ, RNY and BNY noted that its Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by such Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board of BNJ noted that BNJ’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the BNJ’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of BNJ also noted, however, that the BNJ’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by the BNJ’s peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committees’ and the Boards’ review and consideration of this issue, the Boards concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for securities lending services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, the Boards considered the detailed review of BlackRock’s fee structure, as it applies to the Funds, conducted by the ad hoc Joint Product Pricing Committee. Based upon their evaluations of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

68	ANNUAL REPORT	JULY 31, 2011

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, RFA, BBF, RNJ, BNJ, RNY and BNY declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares.

After BFO declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market or on BFO’s primary exchange. BFO will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent at P.O. Box 43078, Providence, RI 02940-3078, Telephone (800) 699-1BFM or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	JULY 31, 2011	69

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				95 RICs consisting of 95 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Develop- ment (a not-for-profit organization) since 1987; Director of Care Invest- ment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				95 RICs consisting of 95 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				95 RICs consisting of 95 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1988

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				95 RICs consisting of 95 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				95 RICs consisting of 95 Portfolios	The McClatchy Company (publishing); BellSouth (telecom- munications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	95 RICs consisting of 95 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				95 RICs consisting of 95 Portfolios	BlackRock Kelso Capital Corp. (business develop- ment company)

70	ANNUAL REPORT	JULY 31, 2011

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, US Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				95 RICs consisting of 95 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				95 RICs consisting of 95 Portfolios	None
	[1]	Trustees serve until their resignation,removal or death,or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows trustees as joining the Trusts’ board in 2007, each trustee first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director, BlackRock, Inc., and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Oper- ating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005; Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the Investment Management and Mutual Fund Processing businesses from 1996 to 1998 and Head of PNC’s Mergers & Acquisitions unit from 1992 to 1998; Member of PNC’s Corpo- rate Asset-Liability Committee and Marketing Committees from 1992 to 1998; Chief Financial Officer of PNC’s eastern operations from 1991 to 1992; Senior Vice President of First Fidelity Bancorporation, responsible for the Corporate Finance, Asset-Liability Committee, and Mergers & Acquisitions functions from 1986 to 1991.

				95 RICs consisting of 95 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

				162 RICs consisting of 293 Portfolios	None
[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	JULY 31, 2011	71

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Trusts Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]

Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
	[1]	Officers of the Trusts serve at the pleasure of the Board of Trustees.

	[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.
New York, NY 10055

Custodian

State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent

Common Shares:
Computershare Trust Company, N.A.
Providence, RI 02940

Auction Agent

AMPS:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent

State Street Bank and Trust Company
Boston, MA 02116

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts

100 Bellevue Parkway
Wilmington, DE 19809

Effective April 14, 2011, Michael J. Castellano became Trustee of the Trusts and Member of the Audit Committee.

Effective July 28, 2011, Richard S. Davis resigned as Trustee of the Trusts, and Paul L. Audet became Trustee of the Trusts.

72	ANNUAL REPORT	JULY 31, 2011

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011 for shareholders of record on May 31, 2011 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BFZ	26,719,826	448,117	0	26,701,972	465,971	0	26,582,545	585,398	0
BFO	4,816,716	389,250	0	4,810,951	395,015	0	4,816,451	389,515	0
RFA	1,044,132	14,872	0	1,044,191	14,813	0	1,044,191	14,813	0
BBF	5,880,103	160,207	0	5,880,103	160,207	0	5,877,828	162,482	0
RNJ	854,649	80,135	0	854,649	80,135	0	852,459	82,325	0
BNJ	6,477,765	332,957	0	6,476,512	334,210	0	6,500,276	310,446	0
RNY	1,174,460	53,744	0	1,179,793	48,411	0	1,179,793	48,411	0
BNY	11,106,001	402,645	0	11,268,947	239,699	0	11,242,597	266,049	0

	W. Carl Kester[1]
	Votes For	Votes Withheld	Abstain
BFZ	4,148	65	0
BFO	1,288	4	0
RFA	117	0	0
BBF	1,366	0	0
RNJ	236	0	0
BNJ	1,533	772	0
RNY	324	0	0
BNY	2,922	33	0

[1]	Voted on by holders of Preferred Shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

ANNUAL REPORT	JULY 31, 2011	73

Additional Information (continued)

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a shareholder derivative complaint was filed on July 27, 2010 in the Supreme Court of the State of New York, New York County with respect to BFZ and BNJ, which had previously received a demand letter from a law firm on behalf of each trust’s common shareholders. The complaint was filed against the Manager, BlackRock, BFZ, BNJ and certain of the directors, officers and portfolio managers (collectively, the “BlackRock Parties”) in connection with the redemption of auction-market preferred shares, auction rate preferred shares, auction preferred shares and auction rate securities (collectively, “AMPS”). The complaint alleges, among other things, that the BlackRock Parties breached their fiduciary duties to the common shareholders of BFZ and BNJ (the “Shareholders”) by redeeming AMPS at their liquidation preference and alleges that such redemptions caused losses to the Shareholders. The plaintiffs are seeking monetary damages for the alleged losses suffered and to enjoin BFZ and BNJ from future redemptions of AMPS at their liquidation preference. The BlackRock Parties believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On March 29, 2011, the Manager announced that BBF received a demand letter from a law firm on behalf of BBF’s common shareholders. The demand letter alleges that the Manager and BBF’s officers and Board of Trustees (the “Board”) breached their fiduciary duties by redeeming at par certain of BBF’s AMPS, and demanded that the Board take action to remedy those alleged breaches. A committee consisting of the Independent Directors, with the assistance of their independent counsel, reviewed these demands. Based on the committee’s investigation and unanimous recommendation, the Board rejected these demands as inconsistent with the best interests of BBF and its shareholders.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery
Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:
Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding
The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

74	ANNUAL REPORT	JULY 31, 2011

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments
Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

Fund Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2011	75

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in short-term dividend rates of the AMPS, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-BK8-07/11

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Trust	$29,200	$28,200	$3,500	$3,500	$11,400	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 The nature of the services includes a review of the Fund’s compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Trust	$14,900	$20,377

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2011.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006, 2006 and 2006, respectively.

Portfolio Manager	Biography
Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of July 31, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	13	0	0	0	0	0
	$3.01 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	65	0	0	0	0	0
	$20.38 Billion	$0	$0	$0	$0	$0
Walter O’Connor	64	0	0	0	0	0
	$19.21 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock, Inc. has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock, Inc. has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock, Inc. furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock, Inc. may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, Inc., or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock, Inc. recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock, Inc. with respect to the same securities.  Moreover, BlackRock, Inc. may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock, Inc. owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock, Inc. purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock, Inc. attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock, Inc. with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the BlackRock, Inc.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Theodore R. Jaeckel, Jr. Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Timothy T. Browse	A combination of the MSCI EAFE Index and other relevant peer groups.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to the performance of the other listed Index and Multi-Asset Funds, performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Browse, Jaeckel and O’Connor have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust

Date: October 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust

Date: October 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Income Trust

Date: October 4, 2011